EXHIBIT 10.27


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                           BERRY PLASTICS CORPORATION
                             BPC HOLDING CORPORATION
                     BERRY PLASTICS ACQUISITION CORPORATION
                             BERRY IOWA CORPORATION
                           BERRY TRI-PLAS CORPORATION
                           BERRY STERLING CORPORATION
                                  AEROCON, INC.
                  PACKERWARE CORPORATION, a Kansas corporation
                 PACKERWARE CORPORATION, a Delaware corporation
                        BERRY PLASTICS DESIGN CORPORATION
                             VENTURE PACKAGING, INC.
              VENTURE PACKAGING MIDWEST, INC., an Ohio corporation
             VENTURE PACKAGING MIDWEST, INC., a Delaware corporation
         VENTURE PACKAGING SOUTHEAST, INC., a South Carolina corporation
            VENTURE PACKAGING SOUTHEAST, INC., a Delaware corporation
                              NIM HOLDINGS LIMITED
                       NORWICH INJECTION MOULDERS LIMITED
                           NORWICH ACQUISITION LIMITED
                              KNIGHT PLASTICS, INC.
                             CPI HOLDING CORPORATION
                            CARDINAL PACKAGING, INC.

                     11% SENIOR SUBORDINATED NOTES DUE 2007

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                                    INDENTURE

                            Dated as of July 6, 1999

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                     UNITED STATES TRUST COMPANY OF NEW YORK

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                                     Trustee
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                             CROSS-REFERENCE TABLE*
TRUST INDENTURE
 ACT SECTION                                           INDENTURE SECTION

310(a)(1)..................................................         7.10
   (a)(2)..................................................         7.10
   (a)(3)..................................................         N.A.
   (a)(4)..................................................         N.A.
   (a)(5)..................................................         7.10
   (b).....................................................         7.10
   (c).....................................................         N.A.
311(a).....................................................         7.11
   (b).....................................................         7.11
   (c).....................................................         N.A.
312(a).....................................................         2.05
   (b).....................................................        12.03
   (c).....................................................        12.03
313(a).....................................................         7.06
   (b)(1)..................................................         7.06
   (b)(2)..................................................   7.06; 7.07
   (c).....................................................  7.06; 12.02
   (d).....................................................         7.06
314(a).....................................................  4.03; 12.02
   (b).....................................................         N.A.
   (c)(1)..................................................        12.04
   (c)(2)..................................................        12.04
   (c)(3)..................................................         N.A.
   (d).....................................................         N.A.
   (e).....................................................        12.05
   (f).....................................................         N.A.
315(a).....................................................         7.01
   (b).....................................................  7.05; 12.02
   (c).....................................................         7.01
   (d).....................................................         7.01
   (e).....................................................         6.11
316(a)(last sentence)......................................         2.09
   (a)(1)(A)...............................................         6.05
   (a)(1)(B)...............................................         6.04
   (a)(2)..................................................   6.07; 9.02
   (b).....................................................         6.07
   (c).....................................................         2.13
317(a)(1)..................................................         6.08
   (a)(2)..................................................         6.09
   (b).....................................................         2.04
318(a).....................................................        12.01
   (b).....................................................         N.A.
   (c).....................................................        12.01
N.A.  means not applicable.

*This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE ...................       1
     SECTION 1.01 DEFINITIONS ..........................................       1
     SECTION 1.02 OTHER DEFINITIONS ....................................      15
     SECTION 1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT ....      16
     SECTION 1.04 RULES OF CONSTRUCTION ................................      16

ARTICLE 2 THE NOTES ....................................................      16
      SECTION 2.01  FORM AND DATING ....................................      16
      SECTION 2.02  EXECUTION AND AUTHENTICATION .......................      17
      SECTION 2.03  REGISTRAR AND PAYING AGENT .........................      18
      SECTION 2.04  PAYING AGENT TO HOLD MONEY IN TRUST ................      19
      SECTION 2.05  LISTS OF HOLDERS OF THE NOTES ......................      19
      SECTION 2.06  TRANSFER AND EXCHANGE ..............................      19
      SECTION 2.07  REPLACEMENT NOTES ..................................      30
      SECTION 2.08  OUTSTANDING NOTES ..................................      31
      SECTION 2.09  TREASURY NOTES .....................................      31
      SECTION 2.10  TEMPORARY NOTES ....................................      31
      SECTION 2.11  CANCELLATION .......................................      32
      SECTION 2.12  DEFAULTED INTEREST .................................      32
      SECTION 2.13  RECORD DATE ........................................      33
      SECTION 2.14  CUSIP NUMBER .......................................      33

ARTICLE 3 REDEMPTION AND PREPAYMENT ....................................      33
      SECTION 3.01  NOTICES TO TRUSTEE .................................      33
      SECTION 3.02  SELECTION OF NOTES TO BE PURCHASED OR REDEEMED .....      33
      SECTION 3.03  NOTICE OF PURCHASE OR REDEMPTION ...................      34
      SECTION 3.04  EFFECT OF NOTICE OF PURCHASE OR REDEMPTION .........      34
      SECTION 3.05  DEPOSIT OF PURCHASE OR REDEMPTION PRICE ............      35
      SECTION 3.06  NOTES PURCHASED OR REDEEMED IN PART ................      35
      SECTION 3.07  OPTIONAL REDEMPTION ................................      35
      SECTION 3.08  MANDATORY REDEMPTION ...............................      36
      SECTION 3.09  OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS       36

ARTICLE 4 COVENANTS ....................................................      37
      SECTION 4.01  PAYMENT OF NOTES ...................................      37
      SECTION 4.02  MAINTENANCE OF OFFICE OR AGENCY ....................      38
      SECTION 4.03  REPORTS ............................................      38
      SECTION 4.04  COMPLIANCE CERTIFICATE .............................      39
      SECTION 4.05  TAXES ..............................................      39
      SECTION 4.06  STAY, EXTENSION AND USURY LAWS .....................      40
      SECTION 4.07  RESTRICTED PAYMENTS ................................      40
      SECTION 4.08  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING
                    SUBSIDIARIES .......................................      42

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      SECTION 4.09  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF
                    DISQUALIFIED STOCK .................................      42
      SECTION 4.10  ASSET SALES ........................................      45
      SECTION 4.11  TRANSACTIONS WITH AFFILIATES .......................      46
      SECTION 4.12  LIENS ..............................................      46
      SECTION 4.13  ADDITIONAL GUARANTEES ..............................      46
      SECTION 4.14  CORPORATE EXISTENCE ................................      47
      SECTION 4.15  OFFER TO REPURCHASE UPON CHANGE OF CONTROL .........      47
      SECTION 4.16  NO SENIOR SUBORDINATED INDEBTEDNESS ................      48
      SECTION 4.17  DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES   48

ARTICLE 5 SUCCESSORS ...................................................      49
      SECTION 5.01  MERGER, CONSOLIDATION OR SALE OF ASSETS ............      49
      SECTION 5.02  SUCCESSOR CORPORATION SUBSTITUTED ..................      49

ARTICLE 6 DEFAULTS AND REMEDIES ........................................      49
      SECTION 6.01  EVENTS OF DEFAULT ..................................      49
      SECTION 6.02  ACCELERATION .......................................      51
      SECTION 6.03  OTHER REMEDIES .....................................      52
      SECTION 6.04  WAIVER OF PAST DEFAULTS ............................      52
      SECTION 6.05  CONTROL BY MAJORITY ................................      53
      SECTION 6.06  LIMITATION ON SUITS ................................      53
      SECTION 6.07  RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT ......      53
      SECTION 6.08  COLLECTION SUIT BY TRUSTEE .........................      54
      SECTION 6.09  TRUSTEE MAY FILE PROOFS OF CLAIM ...................      54
      SECTION 6.10  PRIORITIES .........................................      54
      SECTION 6.11  UNDERTAKING FOR COSTS ..............................      55

ARTICLE 7 TRUSTEE ......................................................      55
      SECTION 7.01  DUTIES OF TRUSTEE ..................................      55
      SECTION 7.02  RIGHTS OF TRUSTEE ..................................      56
      SECTION 7.03  INDIVIDUAL RIGHTS OF TRUSTEE .......................      56
      SECTION 7.04  TRUSTEE'S DISCLAIMER ...............................      57
      SECTION 7.05  NOTICE OF DEFAULTS .................................      57
      SECTION 7.06  REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES .........      57
      SECTION 7.07  COMPENSATION AND INDEMNITY .........................      57
      SECTION 7.08  REPLACEMENT OF TRUSTEE .............................      58
      SECTION 7.09  SUCCESSOR TRUSTEE BY MERGER, ETC ...................      59
      SECTION 7.10  ELIGIBILITY; DISQUALIFICATION ......................      59
      SECTION 7.11  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY ..      60

ARTICLE 8 LEGAL DEFEASANCE AND COVENANT DEFEASANCE .....................      60
      SECTION 8.01  OPTION TO EFFECT LEGAL DEFEASANCE OR
                    COVENANT DEFEASANCE ................................      60
      SECTION 8.02  LEGAL DEFEASANCE AND DISCHARGE .....................      60
      SECTION 8.03  COVENANT DEFEASANCE ................................      60
      SECTION 8.04  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE .........      61
      SECTION 8.05  DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD
                    IN TRUST; OTHER MISCELLANEOUS PROVISIONS ...........      62
      SECTION 8.06  REPAYMENT TO COMPANY ...............................      62

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      SECTION 8.07  REINSTATEMENT ......................................      63

ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER .............................      63
      SECTION 9.01  WITHOUT CONSENT OF HOLDERS OF NOTES ................      63
      SECTION 9.02  WITH CONSENT OF HOLDERS OF NOTES ...................      64
      SECTION 9.03  COMPLIANCE WITH TRUST INDENTURE ACT ................      65
      SECTION 9.04  REVOCATION AND EFFECT OF CONSENTS ..................      65
      SECTION 9.05  NOTATION ON OR EXCHANGE OF NOTES ...................      66
      SECTION 9.06  TRUSTEE TO SIGN AMENDMENTS, ETC ....................      66

ARTICLE 10 NOTE GUARANTEES .............................................      66
      SECTION 10.01  NOTE GUARANTEE ....................................      66
      SECTION 10.02  SUBORDINATION .....................................      67
      SECTION 10.03  LIQUIDATION; DISSOLUTION; BANKRUPTCY ..............      68
      SECTION 10.04  DEFAULT ON DESIGNATED SENIOR INDEBTEDNESS OF
                     THE GUARANTOR .....................................      68
      SECTION 10.05  ACCELERATION OF NOTES .............................      69
      SECTION 10.06  WHEN DISTRIBUTION MUST BE PAID OVER ...............      69
      SECTION 10.07  NOTICE BY A GUARANTOR .............................      70
      SECTION 10.08  SUBROGATION .......................................      70
      SECTION 10.09  RELATIVE RIGHTS ...................................      70
      SECTION 10.10  SUBBORDINATION MAY NOT BE IMPAIRED BY ANY GUARANTOR      70
      SECTION 10.11  DISTRIBUTION OR NOTICE TO REPRESENTATIVE ..........      70
      SECTION 10.12  RIGHTS OF TRUSTEE AND PAYING AGENT ................      71
      SECTION 10.13  AUTHORIZATION TO EFFECT SUBORDINATION .............      71
      SECTION 10.14  LIMITATION OF GUARANTOR'S LIABILITY ...............      71
      SECTION 10.15  EXECUTION AND DELIVERY OF NOTE GUARANTEE ..........      72
      SECTION 10.16  GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS       72
      SECTION 10.17  RELEASES FOLLOWING SALE OF ASSETS .................      72

ARTICLE 11 SUBORDINATION ...............................................      73
      SECTION 11.01  SUBORDINATION .....................................      73
      SECTION 11.02  LIQUIDATION; DISSOLUTION; BANKRUPTCY ..............      73
      SECTION 11.03  DEFAULT ON SENIOR INDEBTEDNESS ....................      73
      SECTION 11.04  ACCELERATION OF NOTES .............................      74
      SECTION 11.05  WHEN DISTRIBUTION MUST BE PAID OVER ...............      74
      SECTION 11.06  NOTICE BY COMPANY .................................      75
      SECTION 11.07  SUBROGATION .......................................      75
      SECTION 11.08  RELATIVE RIGHTS ...................................      75
      SECTION 11.09  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY ......      76
      SECTION 11.10  DISTRIBUTION OR NOTICE TO REPRESENTATIVE ..........      76
      SECTION 11.11  RIGHTS OF TRUSTEE AND PAYING AGENT ................      76
      SECTION 11.12  AUTHORIZATION TO EFFECT SUBORDINATION .............      76

ARTICLE 12 MISCELLANEOUS ...............................................      77
      SECTION 12.01  TRUST INDENTURE ACT CONTROLS ......................      77
      SECTION 12.02  NOTICES ...........................................      77
      SECTION 12.03  COMMUNICATION BY HOLDERS OF NOTES WITH OTHER
                     HOLDERS OF NOTES ..................................      78
      SECTION 12.04  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT       78

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      SECTION 12.05  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION .....      78
      SECTION 12.06  RULES BY TRUSTEE AND AGENTS .......................      79
      SECTION 12.07  NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS,
                     EMPLOYEES AND STOCKHOLDERS ........................      79
      SECTION 12.08  GOVERNING LAW .....................................      79
      SECTION 12.09  CONSENT TO JURISDICTION ...........................      79
      SECTION 12.10  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS .....      79
      SECTION 12.11  SUCCESSORS ........................................      79
      SECTION 12.12  SEVERABILITY ......................................      80
      SECTION 12.13  COUNTERPART ORIGINALS .............................      80
      SECTION 12.14  TABLE OF CONTENTS, HEADINGS, ETC ..................      80

EXHIBITS

EXHIBIT A-1 FORM OF NOTE
EXHIBIT A-2 FORM OF REGULATION S TEMPORARY GLOBAL NOTE
EXHIBIT B   FORM OF CERTIFICATE OF TRANSFER
EXHIBIT C   FORM OF CERTIFICATE OF EXCHANGE
EXHIBIT D   FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL
            ACCREDITED INVESTOR
EXHIBIT E   FORM OF NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO THE NOTE
            GUARANTEES

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
            INDENTURE dated as of July 6, 1999 among Berry Plastics Corporation, a Delaware corporation (the "Company"), BPC Holding Corporation, a Delaware corporation ("Holding"), Berry Plastics Acquisition Corporation, a Delaware corporation ("Berry Acquisition"), Berry Iowa Corporation, a Delaware corporation ("Berry Iowa"), Berry Tri Plas Corporation, a Delaware corporation ("Berry Tri Plas"), Berry Sterling Corporation, a Delaware corporation ("Berry Sterling"), AeroCon, Inc., a Delaware corporation ("AeroCon"), PackerWare Corporation, a Kansas corporation ("PackerWare'), PackerWare Corporation, a Delaware corporation ("PackerWare Delaware"), Berry Plastics Design Corporation, a Delaware corporation ("Berry Design"), Venture Packaging, Inc., a Delaware corporation ("Venture Holdings"), Venture Packaging Midwest, Inc., an Ohio corporation ("Venture Midwest"), Venture Packaging Midwest Inc., a Delaware corporation ("Venture Midwest Delaware"), Venture Packaging Southeast, Inc., a South Carolina corporation ("Venture Southeast"), Venture Packaging Southeast, Inc., a Delaware corporation ("Venture Southeast Delaware"), NIM Holdings Limited, a company organized under the laws of England and Wales ("NIM Holdings"), Norwich Injection Moulders Limited, a company organized under the laws of England and Wales ("Norwich"), Norwich Acquisition Limited, a company organized under the laws of England and Wales ("Norwich Acquisition"), Knight Plastics, Inc., a Delaware corporation ("Knight"), CPI Holding Corporation, a Delaware corporation ("CPI"), Cardinal Packaging, Inc., an Ohio corporation ("Cardinal"), and United States Trust Company of New York, as trustee (the "Trustee").

            The Company, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 11% Series A Senior Subordinated Notes due 2007 (the "Series A Notes") and the 11% Series B Senior Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                   ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01      DEFINITIONS.

            "ACQUIRED DEBT" means, with respect to any specified Person (a) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person; and (b) Indebtedness encumbering any asset acquired by such specified Person.

            "ADDITIONAL NOTES" means an unlimited number of additional Notes (other than the Initial Notes) issued under this Indenture in accordance with Sections 2.02 and 4.09 hereof.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. Neither Chase Venture Capital Associates, L.P. nor its respective Affiliates shall be deemed an Affiliate of Holding, the Company or any of its Subsidiaries for purposes of this definition by reason of its direct or indirect beneficial ownership of 30% or less of the voting Common Stock of Holding or by reason of any employee thereof being appointed to the Board of Directors of Holding.

            "AGENT" means any Registrar, Paying Agent or co-registrar.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

            "ASSET SALE" means (a) the sale, lease, conveyance or other disposition of any property or assets of the Company or any Restricted Subsidiary, including by way of a sale-and-leaseback, other than sales of inventory in the ordinary course of business; PROVIDED that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries shall be governed by Section 4.15 hereof and/or
Section 5.01 hereof and not by the provisions of Section 4.10 hereof; or (b) the issuance or sale of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (a) or (b) above, whether in a single transaction or a series of related transactions.

            Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales (i) any single transaction or series of related transactions that involves assets having a fair market value equal to or less than $1.0 million or for Net Proceeds equal to or less than $1.0 million; (ii) a transfer of assets between or among the Company and its Wholly Owned Restricted Subsidiaries, (iii) any Restricted Payment, dividend or purchase or retirement of Equity Interests that is permitted by Section 4.07 hereof; (iv) the issuance or sale of Equity Interests of any Restricted Subsidiary of the Company; PROVIDED that such Equity Interests are issued or sold in consideration for the acquisition of assets by such Restricted Subsidiary or in connection with a merger or consolidation of another Person into such Restricted Subsidiary; (v) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business; and (vi) the sale or other disposition of cash or Cash Equivalents.

            "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

            "BOARD OF DIRECTORS" means (a) with respect to a corporation, the board of directors of the corporation; (b) with respect to a partnership, the board of directors of the general partner of the partnership; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.

            "BORROWING BASE" means, as of any date, an amount equal to (a) 85% of the face amount of all accounts receivable owned by the Company and its Subsidiaries as of such date that were not more than 90 days past due; PLUS (b) 65% of the book value (calculated on a first in first out basis) of all inventory owned by the Company and its Subsidiaries as of such date, all calculated on a consolidated basis and in accordance with GAAP. To the extent that information is not available as to the amount of accounts receivable or inventory as of a specific date, the Company may utilize the most recent available information for purposes of calculating the Borrowing Base.

            "BROKER-DEALER" has the meaning set forth in the Registration Rights Agreement.

            "BUSINESS DAY" means any day other than a Legal Holiday.

            "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be so required to be capitalized on a balance sheet prepared in accordance with GAAP.

            "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of such partnership.

            "CASH EQUIVALENTS" means (a) United States dollars; (b) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition; (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months from the date of acquisition and overnight bank deposits, in each case, with any lender party to the Credit Facility or with any domestic commercial bank having capital and surplus in excess of $500.0 million; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above; and (e) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services and in each case maturing within six months after the date of acquisition.

            "CEDEL" means Cedel Bank, SA.

            "CHANGE OF CONTROL" means the occurrence of (a) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of Holding's or the Company's assets to any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act) other than the Principal and his Related Parties; (b) the adoption of a plan relating to the liquidation or dissolution of Holding or the Company; (c) the acquisition by any "person" or "group" (as defined above), other than by the Principal and his Related Parties, of a direct or indirect interest in more than 35% of the voting power of the voting stock of Holding by way of purchase, merger or consolidation or otherwise if (i) such person or group (as defined above), other than the Principal and his Related Parties, owns, directly or indirectly, more of the voting power of the voting stock of Holding than the Principal and his Related Parties; and (ii) such acquisition occurs prior to an Initial Public Offering; (d) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange
Act) (other than by the Principal and his Related Parties) of a direct or indirect interest in more than 50% of the voting power of the voting stock of Holding by way of purchase, merger or consolidation or otherwise if such acquisition occurs subsequent to an Initial Public Offering; or (e) the first day on which a majority of the members of the Board of Directors of Holding are not Continuing Directors.

             "COMMON STOCK OF HOLDING" means the Class A Common Stock, $.00005 par value per share, and the Class B Common Stock, $.00005 par value per share, of Holding.

            "CONSOLIDATED CASH FLOW" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period PLUS
(a) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing Consolidated Net Income; PLUS (b) provision for taxes based on income or profits of such Person and its Restricted

Subsidiaries for such period, to the extent such provision for taxes was included in computing Consolidated Net Income; PLUS (c) Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period to the extent such expense was deducted in computing Consolidated Net Income; PLUS (d) Consolidated Depreciation and Amortization Expense of such Person and its Restricted Subsidiaries for such period to the extent such expense was deducted in computing Consolidated Net Income; PLUS (e) other non-cash charges (including, without limitation, repricing of stock options, to the extent deducted in computing Consolidated Net Income; but excluding any non-cash charge that requires an accrual or reserve for cash expenditures in future periods or which involved a cash expenditure in a prior period), in each case, on a consolidated basis and determined in accordance with GAAP.

            "CONSOLIDATED DEPRECIATION AND AMORTIZATION EXPENSE" means, with respect to any Person for any period, the total amount of depreciation and amortization expense (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person for such period on a consolidated basis as determined in accordance with GAAP.

            "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, the sum of (a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of original issue discount, non-cash interest payments, the interest component of capital leases, and net payments (if any) pursuant to Hedging Obligations); (b) commissions, discounts and other fees and charges paid or accrued with respect to letters of credit and bankers' acceptance financing; and (c) interest for such period whether or not paid by such Person or its Restricted Subsidiaries under a Guarantee of Indebtedness of any other Person.

            "CONSOLIDATED NET INCOME" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; PROVIDED that (a) the Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the specified Person or a Guarantor; (b) the Net Income of any Person that is a Restricted Subsidiary (other than a Wholly Owned Restricted Subsidiary) shall be included only to the extent of the amount of dividends or distributions paid to the specified Person or a Guarantor; (c) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; (d) the cumulative effect of a change in accounting principles shall be excluded; and (e) the Net Income (but not loss) of any Unrestricted Subsidiary shall be excluded whether or not distributed to the specified Person or one of its Subsidiaries.

            "CONSOLIDATED STEP-UP DEPRECIATION AND AMORTIZATION" means, with respect to any Person for any period, the total amount of depreciation related to the write up of assets and amortization of such Person for such period on a consolidated basis as determined in accordance with GAAP to the extent such depreciation was deducted in computing Consolidated Net Income.

            "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of Holding who (a) was a member of such Board of Directors on the date of this Indenture; or (b) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

            "CREDIT FACILITY" means the Second Amended and Restated Financing and Security Agreement dated as of July 2, 1998, as amended through the date hereof by and among the Company, NIM Holdings Limited, Norwich Injection Moulders Limited, the financial institutions party thereto and NationsBank, N.A., as collateral and administrative agent, providing for up to $142.9 million of borrowings, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

            "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give written notice to the Company.

            "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

            "DEFINITIVE NOTE" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

            "DESIGNATED SENIOR INDEBTEDNESS" means (a) the Senior Bank Indebtedness; and (b) any other Senior Indebtedness permitted to be incurred under this Indenture the principal amount of which is $15.0 million or more and that has been designated in the instrument creating or evidencing such Senior Indebtedness as "Designated Senior Indebtedness."

            "DISQUALIFIED STOCK" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.07 hereof.

            "DISTRIBUTION" means, for purposes of Articles 10 and 11, a distribution consisting of cash, securities or other property, by set-off or otherwise.

             "DOMESTIC RESTRICTED SUBSIDIARY" means any Restricted Subsidiary that was formed under the laws of the United States or any state thereof or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of the Company.

            "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear system.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE NOTES" means the Notes issued in the Exchange Offer pursuant to Section 2.06(f) hereof.

            "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

            "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

            "EXISTING INDEBTEDNESS" means Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Credit Facility) in existence on the date of this Indenture, until such amounts are repaid.

            "FIRST ATLANTIC" means First Atlantic Capital, Ltd.

            "FIXED CHARGES" means, with respect to any specified Person for any period, the sum, without duplication, of (a) the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income; PLUS (b) the product of (i) all cash dividend payments and noncash dividend payments in the form of securities (other than Disqualified Stock) on any series of preferred stock of such Person and its Restricted Subsidiaries, times (ii) except to the extent such dividend payments are deemed tax deductible, a fraction, the numerator of which is one and the denominator of which is one minus the then current combined Federal, state and local statutory tax rate of such Person and its Restricted Subsidiaries, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

            "FIXED CHARGE COVERAGE RATIO" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness (other than revolving credit borrowings) or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period.

            For purposes of calculating the Fixed Charge Coverage Ratio, acquisitions, dispositions and discontinued operations (as determined in accordance with GAAP) that have been made by the specified Person or any of its Restricted Subsidiaries, including all mergers and consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be given pro forma effect as if they (and the reduction of any associated fixed charge obligations resulting therefrom) had occurred on the first day of the four-quarter reference period.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

            "GLOBAL NOTES" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A-1 hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

            "GLOBAL NOTE LEGEND" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

            "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

            "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, through letters of credit and reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

            "GUARANTORS" means each of (a) each Domestic Restricted Subsidiary of the Company; (b) NIM Holdings Limited, a company organized under the laws of England and Wales, and Norwich Injection Moulders Limited, a company organized under the laws of England and Wales; and (c) any other Restricted Subsidiary that executes a Note Guarantee in accordance with the provisions of this Indenture; and their respective successors and assigns.

            "HEDGING OBLIGATIONS" means, with respect to any specified Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

            "HOLDER" means a Person in whose name a Note is registered.

            "IAI GLOBAL NOTE" means a global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that shall be issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited Investors.

            "INDEBTEDNESS" means, with respect to any specified Person, any indebtedness of such person, whether or not: (a) in respect of borrowed money;
(b) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) representing Capital Lease Obligations; (d) in respect of the balance deferred and unpaid of the purchase price of any property, except such balance that constitutes an accrued expense or trade payable; or (e) representing any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes the Guarantee by the specified Person of any indebtedness of any other Person.

            The amount of any Indebtedness outstanding as of any date will be:
(a) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (b) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

            "INDENTURE" means this Indenture, as amended or supplemented from time to time.

            "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Note through a Participant.

            "INITIAL NOTES" means the first $75.0 million aggregate principal amount of Notes issued under this Indenture on the date hereof.

            "INITIAL PUBLIC OFFERING" means a public offering of the Common Stock of Holding that first results in the Common Stock of Holding becoming listed for trading on a Stock Exchange.

            "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

            "INTEREST PAYMENT DATE" shall have the meaning given to it in the Notes.

            "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), advances or capital contributions (excluding commission, travel and similar advances to officers, directors, consultants and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of
Section 4.07 hereof. The acquisition by the Company or any Restricted Subsidiary of the Company of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of Section 4.07 hereof.

            "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

            "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by the Holders in connection with the Exchange Offer.

            "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

            "LIQUIDATED DAMAGES" means all liquidated damages then owing pursuant to Section 5 of the Registration Rights Agreement.

            "NET INCOME" means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however (a) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions); and (b) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

            "NET PROCEEDS" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale, net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that are the subject of such Asset Sale and any reserve for indemnification adjustment in respect of the sale price of such asset or assets.

            "1998 INDENTURE" means the Indenture dated August 24, 1998 among the Company, the Guarantors named therein and the Trustee, governing the 1998 Notes.

            "1994 INDENTURE" means the Indenture dated April 21, 1994 among the Company, the Guarantors named therein and the Trustee, governing the 1994 Notes.

            "1998 NOTES" means the $25.0 million in principal amount of the Company's 12 1/4% Senior Subordinated Notes due 2004.

            "1994 NOTES" means the $100.0 million in principal amount of the Company's 12 1/4% Senior Subordinated Notes due 2004.

            "NON-RECOURSE DEBT" means Indebtedness (a) as to which neither the Company nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (ii) is directly or indirectly liable as a guarantor or otherwise, or (iii) is the lender; (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (c) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

            "NON-U.S. PERSON" means a Person who is not a U.S. Person.

            "NOTES" has the meaning assigned to it in the preamble to this Indenture. The Initial Notes and the Additional Notes, if any, shall be treated as a single class for all purposes under this Indenture.

            "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

            "OFFICER" means, with respect to any unnatural Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

            "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 12.05 hereof.

            "144A GLOBAL NOTE" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that shall be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

            "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
12.05 hereof. The counsel may be an employee of or counsel to Holding, any Subsidiary of Holding or the Trustee.

            "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

            "PERMITTED INVESTMENTS" means (a) any Investments in the Company or in a Wholly Owned Restricted Subsidiary of the Company; (b) any Investment in Cash Equivalents; (c) any Investment by the Company or any Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Wholly Owned Restricted Subsidiary of the Company; or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Restricted Subsidiary of the Company; (c) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof; (d) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; and (e) Hedging Obligations.

            "PERMITTED JUNIOR SECURITIES" means (a) Equity Interests in the Company or any Guarantor; or (b) debt securities that are subordinated to all Senior Indebtedness and any debt securities issued in exchange for Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Notes and the Note Guarantees are subordinated to Senior Indebtedness under this Indenture.

            "PERMITTED LIENS" means (a) Liens of the Company and any Guarantor securing Senior Indebtedness that was permitted by the terms of this Indenture to be incurred; (b) Liens in favor of the Company or the Guarantors; (c) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company; PROVIDED that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Restricted Subsidiary; (d) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, PROVIDED that such Liens were in existence prior to the contemplation of such acquisition; (e) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (f) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (d) of the second paragraph of Section 4.09 hereof covering only the assets acquired with such Indebtedness; (g) Liens existing on the date of this Indenture; (h) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, PROVIDED that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (i) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries; and (j) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding.

            "PERMITTED REFINANCING" means Refinancing Indebtedness if (a) the principal amount of Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of premiums, accrued interest and reasonable expenses incurred in connection therewith); (b) the Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (c) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, the Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (d) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity.

             "PRINCIPAL" means Roberto Buaron.

            "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "REFINANCING INDEBTEDNESS" means Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness referred to in the first paragraph of or in clauses (b), (c), (d) and (l) of the second paragraph of Section 4.09 hereof.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of July 6, 1999, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time and, with respect to any Additional Notes, one or more registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the Securities Act."

            "REGULATION S" means Regulation S promulgated under the Securities Act.

            "REGULATION S GLOBAL NOTE" means a global Note bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S or a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

            "REGULATION S PERMANENT GLOBAL NOTE" means a permanent global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

            "REGULATION S TEMPORARY GLOBAL NOTE" means a temporary global Note in the form of Exhibit A-2 hereto bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

            "RELATED PARTY" means with respect to the Principal (a) any spouse, sibling or descendant of the Principal, whether or not such relationship arises from birth, adoption or marriage or despite such relationship being dissolved by divorce; or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (a).

            "REPRESENTATIVE" means, for purposes of Articles 10 and 11, the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or, with respect to any Guarantor, for any Senior Indebtedness of such Guarantor.

            "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "RESTRICTED DEFINITIVE NOTE" means a Definitive Note bearing the Private Placement Legend.

            "RESTRICTED GLOBAL NOTE" means a Global Note bearing the Private Placement Legend.

            "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

            "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

            "RULE 144" means Rule 144 promulgated under the Securities Act.

            "RULE 144A" means Rule 144A promulgated under the Securities Act.

            "RULE 903" means Rule 903 promulgated under the Securities Act.

            "RULE 904" means Rule 904 promulgated the Securities Act.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SENIOR BANK INDEBTEDNESS" means the Indebtedness outstanding under the Credit Facility as such agreement may be restated, further amended, supplemented or otherwise modified or replaced from time to time hereafter, together with any refunding or replacement of any such Indebtedness.

            "SENIOR INDEBTEDNESS" means (a) the Senior Bank Indebtedness; (b) any other Indebtedness permitted to be incurred by the Company or a Guarantor, as the case may be, under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is PARI PASSU with or subordinated in right of payment to the Notes or a Note Guarantee, as the case may be; and (c) all Obligations with respect to the items listed in the preceding clauses (a) and (b).

            Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (w) any liability for Federal, state, local or other taxes owed or owing by the Company or a Guarantor, as the case may be; (x) any Indebtedness of the Company or a Guarantor, as the case may be, to Holding or to any of Holding's other Subsidiaries or other Affiliates; (y) any trade payables; or (z) the portion of any Indebtedness that is incurred in violation of this Indenture.

            "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

            "STOCK EXCHANGE" means the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market.

            "SUBSIDIARY" means, with respect to any specified Person (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person or any combination thereof.

            "TAX SHARING AGREEMENT" means that certain Tax Sharing Agreement, as in effect on the date of this Indenture, between the Company and Holding.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as IN effect on the date on which this Indenture is qualified under the TIA.

            "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

            "UNRESTRICTED DEFINITIVE NOTE" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

            "UNRESTRICTED GLOBAL NOTE" means a permanent global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

            "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a resolution of the Company's Board of Directors, but only to the extent that such Subsidiary (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (i) to subscribe for additional Equity Interests or (ii) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and
(e) has at least one director on its Board of Directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries.

            Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Resolution of the Company's Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section
4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under
Section 4.09 hereof, the Company shall be in default of such Section. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that such designation shall be deemed to be an incurrence of

Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (a) such Indebtedness is permitted under Section 4.09 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (b) no Default or Event of Default would be in existence following such designation.

            "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

            "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that shall elapse between such date and the due date of such payment; by (b) the then outstanding principal amount of such Indebtedness.

            "WHOLLY OWNED RESTRICTED SUBSIDIARY" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

SECTION 1.02      OTHER DEFINITIONS.

                                                Defined in
                       Term                       Section
     "AFFILIATE TRANSACTION"................       4.11
     "ASSET SALE OFFER".....................       3.09
     "BENEFITED PARTY"......................      10.01
     "CHANGE OF CONTROL OFFER"..............       4.15
     "CHANGE OF CONTROL PAYMENT"............       4.15
     "CHANGE OF CONTROL PAYMENT DATE".......       4.15
     "COVENANT DEFEASANCE"..................       8.03
     "EVENT OF DEFAULT".....................       6.01
     "EXCESS PROCEEDS"......................       4.10
     "GUARANTOR PAYMENT BLOCKAGE NOTICE"....      10.04
     "INCUR"................................       4.09
     "LEGAL DEFEASANCE".....................       8.02
     "NOTE GUARANTEE".......................      10.01
     "OFFER AMOUNT".........................       3.09
     "OFFER PERIOD".........................       3.09
     "PAYING AGENT".........................       2.03
     "PAYMENT BLOCKAGE NOTICE"..............      11.03
     "PAYMENT DEFAULT"......................       6.01
     "PURCHASE DATE"........................       3.09
     "REGISTRAR"............................       2.03
     "RESTRICTED PAYMENTS"..................       4.07
     "TERMINATION DATE".....................       2.06

SECTION 1.03      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.


            The following TIA terms used in this Indenture have the following meanings:

            "INDENTURE SECURITIES" means the Notes;

            "INDENTURE SECURITY HOLDER" means a Holder of a Note;

            "INDENTURE TO BE QUALIFIED" means this Indenture;

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;

            "OBLIGOR" on the Notes means the Company, the Guarantors and any successor obligor upon the Notes or any Note Guarantee, as the case may be.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04      RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

                    (1)   a term has the meaning assigned to it;

                    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                    (3)   "or" is not exclusive;

                    (4) words in the singular include the plural, and in the
                  plural include the singular;

                    (5) provisions apply to successive events and transactions;
                  and

                    (6) references to sections of or rules under the Securities
                  Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                    ARTICLE 2
                                    THE NOTES

SECTION 2.01      FORM AND DATING.

     (a) GENERAL. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The notation on each Note relating to the Note Guarantee shall be substantially in the form set forth on

Exhibit B, which is part of this Indenture. The Notes may have notations, legends or endorsements approved as to form by the Company and required by law, stock exchange rule, agreements to which the Company or any Guarantor is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issuable only in denominations of $1,000 and integral multiples thereof.

     (b) GLOBAL NOTES. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

     (c) TEMPORARY GLOBAL NOTES. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

     (d) EUROCLEAR AND CEDEL PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Cedel Bank.

SECTION 2.02      EXECUTION AND AUTHENTICATION.

            Two Officers of the Company shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form. An Officer of each Guarantor shall sign the Note Guarantee for such Guarantor by manual or facsimile signature.

            If an Officer of the Company or a Guarantor whose signature is on a Note or a Note Guarantee, as the case may be, no longer holds that office at the time the Note is authenticated, the Note or the Note Guarantee, as the case may be, shall nevertheless be valid.

            A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's authentication to be borne by the Notes shall be substantially as set forth in Exhibit A hereto.

            The Trustee shall, upon a written order of the Company signed by two Officers of the Company, authenticate Notes with the Note Guarantees endorsed thereon for original issue up to an aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time shall not exceed the amount set forth herein except as provided in
Section 2.07 hereof.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or any Guarantor or an Affiliate of the Company or any Guarantor.

            Any authenticating agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of the authenticating agent by giving written notice of termination to the authenticating agent and the Company. Upon receiving notice of such resignation or upon such termination by the Trustee, the Trustee may appoint a successor authenticating agent acceptable to the Company, in which case it shall so notify the Holders. Upon its appointment hereunder, any successor authenticating agent shall become vested with all the rights, powers and duties of its predecessor hereunder.

            The Company shall agree, by separate instrument, to pay each authenticating agent from time to time reasonable compensation for its services.

SECTION 2.03      REGISTRAR AND PAYING AGENT.

            The Company and the Guarantors shall maintain (1) an office or agency where Notes may be presented for registration of transfer or for exchange (including any co-registrar, the "REGISTRAR") and (2) an office or agency where Notes may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "PAYING AGENT" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Company shall notify the Trustee and the Trustee shall notify the Holders of the Notes of the name and address of any Agent not a party to this Indenture. The Company or any Guarantor may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

            The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

SECTION 2.04      PAYING AGENT TO HOLD MONEY IN TRUST.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders of the Notes or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, and interest on the Notes, and shall notify the Trustee of any Default by the Company or any Guarantor in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Guarantor) shall have no further liability for the money delivered to the Trustee. If the Company or a Guarantor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of the Notes all money held by it as Paying Agent. Upon the occurrence of either event specified in Section 6.01(h) or (i), the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05      LISTS OF HOLDERS OF THE NOTES.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Notes and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the CompanY and/or any Guarantor shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Notes, including the aggregate principal amount of the Notes held by each thereof, and the Company and each Guarantor shall otherwise comply with TIA ss. 312(a).

SECTION 2.06      TRANSFER AND EXCHANGE.

     (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or
(ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this
Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

     (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

          (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL NOTE. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

          (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with
     Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to
     Section 2.06(h) hereof.

          (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

               (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

               (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

               (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

          (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:


               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule
          144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (1) if the holder of such beneficial interest in a
               Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                    (2) if the holder of such beneficial interest in a
               Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

            Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

     (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

          (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

               (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

               (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

               (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

               (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

               (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

               (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

               (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this
     Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

          (ii) BENEFICIAL INTERESTS IN REGULATION S TEMPORARY GLOBAL NOTE TO DEFINITIVE NOTES. Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

          (iii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule
          144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (1) if the holder of such beneficial interest in a
               Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                    (2) if the holder of such beneficial interest in a
               Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (iv) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Private Placement Legend.

     (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS.

          (i) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

               (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

               (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

               (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

               (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

               (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

               (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
          (3)(b) thereof; or

               (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

          (ii) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (1) if the Holder of such Definitive Notes proposes to
               exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                    (2) if the Holder of such Definitive Notes proposes to
               transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

          (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

          If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

     (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

          (i) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive
     Note if the Registrar receives the following:

               (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

               (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

               (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

          (ii) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (1) if the Holder of such Restricted Definitive Notes
               proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                    (2) if the Holder of such Restricted Definitive Notes
               proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities
     Act.

          (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

     (f) EXCHANGE OFFER. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

     (g) LEGENDS. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

          (i) Private Placement Legend.

               (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

"THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL INVESTOR" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO BERRY PLASTICS CORPORATION OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS

AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN
BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."


               (B) Notwithstanding the foregoing, any Global Note or Definitive
          Note issued pursuant to subparagraphs (b)(iv), (c)(iii), (c)(iv),
          (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

          (ii) GLOBAL NOTE LEGEND. Each Global Note shall bear a legend in substantially the following form:

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

          (iii) REGULATION S TEMPORARY GLOBAL NOTE LEGEND. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

"THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

     (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (i) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

          (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.10, 4.15 and 9.05 hereof).

          (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

          (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

          (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

          (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07      REPLACEMENT NOTES.

            If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate and deliver a replacement Note (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) if the Trustee's requirements for replacements of Notes are met. If required by the Trustee, the Company or the Guarantors, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee, the Company and the Guarantors to protect the Company, the Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. Each of the Company, the Guarantors and the Trustee may charge for its expenses in replacing a Note.

            Every replacement Note is an additional obligation of the Company and the Guarantors and shall be entitled to all of the benefits of this Indenture equally and proportionally with all other Notes duly issued hereunder.

SECTION 2.08      OUTSTANDING NOTES.

            The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding.

            If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

            If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

            Subject to Section 2.09 hereof, a Note does not cease to be outstanding because the Company, a Subsidiary of the Company or an Affiliate of the Company holds the Note.

SECTION 2.09      TREASURY NOTES.

            In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Guarantor, any of their respective Subsidiaries or any Affiliate of the Company or any Guarantor shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows to be so owned shall be so considered. Notwithstanding the foregoing, Notes that are to be acquired by the Company, any Guarantor, any Subsidiary of the Company or any Guarantor or an Affiliate of the Company or any Guarantor pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by the Company, a Guarantor, a Subsidiary of the Company or a Guarantor or an Affiliate of the Company or a Guarantor until legal title to such Notes passes to the Company, Guarantor, Subsidiary of the Company or a Guarantor or Affiliate of the Company or a Guarantor, as the case may be.

SECTION 2.10      TEMPORARY NOTES.

            Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors). Temporary Notes shall be substantially in the form of Definitive

Notes but may have variations that the Company and the Trustee consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, shall authenticate Definitive Notes (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as Definitive Notes.

SECTION 2.11      CANCELLATION.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirement of the Exchange Act), unless the Company directs cancelled Notes to be returned to it. The Company may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a written order, signed by two Officers of the Company, the Company shall direct that cancelled Notes be returned to it.

SECTION 2.12      DEFAULTED INTEREST.

            If the Company or any Guarantor defaults in a payment of interest on the Notes, the Company or such Guarantor (to the extent of their obligations under the Note Guarantees) shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall fix or cause to be fixed each such special record date and payment date, and shall, promptly thereafter, notify the Trustee of any such date. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Holders entitled to such defaulted interest as in this Subsection provided. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Holders entitled to such defaulted interest as provided in this Section 2.12. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders of the Notes a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13      RECORD DATE.

            The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316(c).

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SECTION 2.14      CUSIP NUMBER.

            The Company in issuing the Notes may use a "CUSIP" number and, if it does so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee of any change in the CUSIP number.

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

SECTION 3.01      NOTICES TO TRUSTEE.

            If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (a) the clause of this Indenture pursuant to which the redemption shall occur, (b) the redemption date, (c) the principal amount of Notes to be redeemed and (d) the redemption price.

            If the Company is required to make an offer to purchase Notes pursuant to the provisions of Sections 4.10 or 4.15, it shall furnish to the Trustee, at least 30 days before the scheduled purchase date, an Officers' Certificate setting forth (a) the Section of this Indenture pursuant to which the offer to purchase shall occur, (b) the offer's terms, (c) the purchase price, (d) the principal amount of the Notes to be purchased, and (e) a statement to the effect that (i) the Company or one of its Subsidiaries has made an Asset Sale and there are Excess Proceeds aggregating more than $5.0 million and the amount of such Excess Proceeds, or (ii) a Change of Control has occurred, as applicable.

SECTION 3.02      SELECTION OF NOTES TO BE PURCHASED OR REDEEMED.

            If less than all of the Notes are to be purchased in an Asset Sale Offer or redeemed at any time, the Trustee shall select the Notes to be purchased or redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a PRO RATA basis, by lot or in accordance with any other method the Trustee shall deem fair and appropriate. In the event of partial purchase or redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the purchase or redemption date by the Trustee from the outstanding Notes not previously called for redemption. In the event that less than all of the Notes properly tendered in an Asset Sale Offer are to be purchased, the particular Notes to be purchased shall be selected promptly upon the expiration of such Asset Sale Offer.

            The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial purchase or redemption, the principal amount thereof to be purchased or redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be purchased or redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be purchased or redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for purchase or redemption also apply to portions of Notes called for purchase or redemption.

            In the event the Company is required to make an Asset Sale Offer pursuant to Sections 3.09 and 4.10 hereof and the amount of Excess Proceeds to be applied to such purchase would result in the purchase of a principal amount of Notes which is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company the portion of such Excess Proceeds that is not necessary to purchase the immediately lesser principal amount of Notes that is so divisible.

SECTION 3.03      NOTICE OF PURCHASE OR REDEMPTION.

            At least 30 days but not more than 60 days before a purchase or redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of purchase or redemption to each Holder whose Notes are to be purchased or redeemed at its registered address.

            The notice shall identify the Notes to be purchased or redeemed and shall state:

     (a) the purchase or redemption date;

     (b) the purchase or redemption price;

     (c) if any Note is being purchased or redeemed in part, the portion of the principal amount of such Note to be purchased or redeemed and that, after the purchase or redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unpurchased or unredeemed portion shall be issued upon cancellation of the original Note;

     (d) the name and address of the Paying Agent;

     (e) that Notes called for purchase or redemption must be surrendered to the Paying Agent to collect the redemption price;

     (f) that, unless the Company defaults in making such purchase or redemption payment, interest on Notes called for purchase or redemption ceases to accrue on and after the purchase or redemption date;

     (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being purchased or redeemed; and

     (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

            At the Company's request, the Trustee shall give the notice of purchase or redemption in the Company's name and at its expense; PROVIDED, HOWEVER, that the Company shall have delivered to the Trustee, at least 45 days prior to the purchase or redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04      EFFECT OF NOTICE OF PURCHASE OR REDEMPTION.

            Once notice of purchase or redemption is mailed in accordance with
Section 3.03 hereof, Notes called for purchase or redemption become irrevocably due and payable on the purchase or redemption date at the purchase or redemption price. A notice of purchase or redemption may not be conditional.

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
SECTION 3.05      DEPOSIT OF PURCHASE OR REDEMPTION PRICE.

            One Business Day prior to the purchase or redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the purchase or redemption price of and accrued interest on all Notes to be purchased or redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the purchase or redemption price of, and accrued interest on, all Notes to be purchased or redeemed.

            If the Company complies with the provisions of the preceding paragraph, on and after the purchase or redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for purchase or redemption. If a Note is purchased or redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for purchase or redemption shall not be so paid upon surrender for purchase or redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the purchase or redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section
4.01 hereof.

SECTION 3.06      NOTES PURCHASED OR REDEEMED IN PART.

            Upon surrender of a Note that is purchased or redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder and deliver at the expense of the Company a new Note (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) equal in principal amount to the unpurchased or unredeemed portion of the Note surrendered.

SECTION 3.07      OPTIONAL REDEMPTION.

     (a) At any time prior to July 15, 2002, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under this Indenture at a redemption price of 111% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of a public offering of common stock of the Company or a capital contribution to the Company's common equity made with the net cash proceeds of an Initial Public Offering; PROVIDED that:

     (1) at least 65% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and

     (2) the redemption must occur within 45 days of the date of the closing of such public offering or the making of such capital contribution.

            Except as set forth in this clause (a), the Notes shall not be redeemable at the Company's option prior to July 15, 2003.

     (b) After July 15, 2003, the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

            YEAR                                                     PERCENTAGE
            ----                                                     ----------
            2003.................................................      105.500%
            2004                                                       103.667%
            2005.................................................      101.833%
            2006 and thereafter..................................      100.000%

     (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

SECTION 3.08      MANDATORY REDEMPTION.

            The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 3.09      OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

            In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Notes (an "ASSET SALE OFFER"), it shall follow the procedures specified below.

            The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "OFFER PERIOD"). No later than five Business Days after the termination of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof (the "OFFER AMOUNT") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

            If the Purchase Date is on or after an interest record date and on or before the related Interest Payment Date, any accrued and unpaid interest, if any, shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

            Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

     (a) that the Asset Sale Offer is being made pursuant to this Section 3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

     (b) the Offer Amount, the purchase price and the Purchase Date;

     (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

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
     (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

     (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

     (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

     (g) that Holders shall be entitled to withdraw their election if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

     (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased pursuant to the terms of Section 3.02 hereof (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

     (i) that Holders whose Notes were purchased only in part shall be issued (or transferred by book entry) new Notes (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) equal in principal amount to the unpurchased portion of the Notes surrendered.

            On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, pursuant to the terms of Section 3.02 hereof, the Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, the depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Note (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

            Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01      PAYMENT OF NOTES.

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
            The Company shall pay or cause to be paid the principal of, premium and Liquidated Damages, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Guarantor, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

            The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02      MAINTENANCE OF OFFICE OR AGENCY.

            The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company or the Guarantors in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

            The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

SECTION 4.03      REPORTS.

            Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall (a) furnish to the Trustee and to all Holders of Notes all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms l0-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants and (b) file a copy of all such information and any other information required by Section 13 or 15(d) of the Exchange Act with the SEC for public availability, in each case within the time periods specified in the Commission's rules and regulations (unless the SEC will not accept such a filing) and file such information with the Trustee and make such information available to investors who request it in writing. In addition, for so long as any Notes remain outstanding, the Company and the Guarantors will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Notwithstanding the foregoing, to the extent permitted under the rules and regulations of the SEC, the Company may instead supply such information with respect to Holding. The Company shall at all times comply with TIA ss. 314(a).

            If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraphs shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

SECTION 4.04      COMPLIANCE CERTIFICATE.

     (a) Each of the Company and the Guarantors shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries and the Guarantors during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company, its Subsidiaries or such Guarantors have kept, observed, performed and fulfilled their respective obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company, its Subsidiaries or such Guarantors, as the case may be, have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company, its Subsidiaries or such Guarantor, as the case may be, is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company, its Subsidiaries or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

     (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four or Article Five hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     (c) Each of the Company and the Guarantors shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

SECTION 4.05      TAXES.

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
            The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.06      STAY, EXTENSION AND USURY LAWS.

            Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07      RESTRICTED PAYMENTS.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly (a) declare or pay any dividend or make any distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests of the Person making such dividend or distribution, other than Disqualified Stock; or dividends or distributions payable to the Company or any Wholly Owned Restricted Subsidiary of the Company that is a Guarantor); (b) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Restricted Subsidiary of the Company that is a Guarantor); (c) purchase, redeem or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes or the Note Guarantees, except a payment of interest or principal at the Stated Maturity (other than intercompany Indebtedness between or among the Company and any of its Wholly Owned Restricted Subsidiaries that is a Guarantor); (d) directly or indirectly make any loan or advance to, or make any other payment to, Holding; or (e) make any Restricted Investment (all such payments and other actions set forth in clauses (a) through (e) above being collectively referred to as "Restricted Payments"), unless, at the time of such Restricted Payment:

     (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

     (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof; and

     (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clauses (b), (c), (e), (f) and (g) of the next succeeding paragraph), is less than the sum, without duplication, of
          (A) 50% of the Consolidated Net Income and Consolidated Step-Up Depreciation and Amortization of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income plus Consolidated Step-Up Depreciation and Amortization for such period is a deficit, less 100% of such deficit); plus (B) 100% of the aggregate net cash proceeds received by the Company since the date of this Indenture as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus (C) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment.

          The preceding provisions shall not prohibit (a) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (b) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company or any Guarantor or of any Equity Interests of the Company in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Stock); PROVIDED that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3) (B) of the preceding paragraph; (c) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company or any Guarantor in a Permitted Refinancing; (d) a Restricted Payment to Holding pursuant to the Tax Sharing Agreement as the same may be amended from time to time in a manner that is not materially adverse to the Company; (e) a Restricted Payment to Holding to pay its operating and administrative expenses including, without limitation, directors fees, legal and audit expenses, SEC compliance expenses and corporate franchise and other taxes, in an aggregate amount not to exceed $500,000 in any fiscal year; (f) a Restricted Payment to Holding to pay management fees in an aggregate amount not to exceed $750,000 in any fiscal year of the Company; (g) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis; (h) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Holding from any current or former employee of Holding, the Company or any Subsidiary of the Company; PROVIDED, HOWEVER, that (1) the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1.0 million in any fiscal year, net of cash proceeds received from the sale of Equity Interests to employees and (2) no Default or Event of Default shall have occurred and be continuing immediately after such transaction; (i) Investments by the Company in joint ventures or similar projects in a business similar to that conducted by the Company and its Restricted Subsidiaries on the date of this Indenture in an aggregate amount not to exceed $5.0 million; (j) a Restricted Payment to Holding to pay cash interest payments on Holding's 12 1/2% Senior Secured Notes dUE 2006 and on any Refinancing Indebtedness incurred to refund, refinance or replace Holding's 12 1/2% Senior Secured Notes due 2006 in a Permitted Refinancing; and (k) other RestrictED Payments in an aggregate amount not to exceed $5.0 million since the date of this Indenture.

            The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by the Company or its Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 4.07 shall be determined by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee if the fair market value exceeds $1.0 million. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $5.0 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, which calculations may be based upon the Company's latest available financial statements.

SECTION 4.08 DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries; (b) make loans or advances to the Company or any of its Restricted Subsidiaries; or (c) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

            However, the preceding restrictions shall not apply to encumbrances or restrictions existing under or by reasons of (a) Existing Indebtedness as in effect on the date of this Indenture and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in such Existing Indebtedness, as in effect on the date of this Indenture; (b) the 1994 Indenture, the 1994 Notes and the guarantees thereof, the 1998 Indenture and the 1998 Notes and the guarantees thereof; (c) this Indenture, the Notes and the Note Guarantees; (d) applicable law; (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that the Consolidated Cash Flow of such Person, to the extent of such restriction, is not taken into account in determining whether such acquisition was permitted by the terms of this Indenture; (f) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices; (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (c) of the preceding paragraph; and (h) Refinancing Indebtedness that is a Permitted Refinancing, PROVIDED that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced.

SECTION 4.09      INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF DISQUALIFIED STOCK.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to (collectively, "incur" and correlatively, an "incurrence" of) any Indebtedness (including

Acquired Debt), and the Company shall not issue any, and shall not permit any of its Subsidiaries to issue any, shares of Disqualified Stock; provided, however, that the Company and its Subsidiaries may incur Indebtedness (including Acquired
Debt) or issue Disqualified Stock if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.25 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom and including the pro forma earnings of any business acquired by the Company or any of its Subsidiaries with the proceeds therefrom), as if the additional Indebtedness had been incurred or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

            The first paragraph of this Section 4.09 shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

(a) the incurrence by the Company and its Restricted Subsidiaries of term Indebtedness, revolving credit Indebtedness and letters of credit under the Credit Facility in an aggregate principal amount at any one time outstanding under this clause (a) not to exceed the greater of

          (i) $150.0 million in principal amount (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company thereunder), less the aggregate amount of all Net Proceeds of Asset Sales that have been applied by the Company or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under a Credit Facility pursuant to Section 4.10 hereof, and

          (ii) the Borrowing Base;

(b) the incurrence by the Company and its Restricted Subsidiaries of the Existing Indebtedness;

(c) the incurrence by the Company and the Guarantors of Indebtedness represented by the Notes and the related Note Guarantees to be issued on the date of this Indenture and the New Notes and the related Note Guarantees to be issued pursuant to the Registration Rights Agreement;

(d) the incurrence by the Company or any Restricted Subsidiary of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Restricted Subsidiary, in an aggregate principal amount, including all Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (d) in a Permitted Refinancing, not to exceed $10.0 million at any time outstanding;

(e) the incurrence by the Company or any of its Restricted Subsidiaries of Refinancing Indebtedness; provided, however, that such Refinancing Indebtedness is a Permitted Refinancing;

(f) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Wholly Owned Restricted Subsidiaries that is a Guarantor; PROVIDED, HOWEVER, that

          (iii) if the Company or any Guarantor is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all

     Obligations with respect to the Notes, in the case of the Company, or the Note Guarantee, in the case of a Guarantor; and

          (iv) (A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Restricted Subsidiary that is a Guarantor thereof; shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (f);

(g) the incurrence by the Company of Indebtedness between the Company and Holding; PROVIDED that the advances evidenced by such Indebtedness are permitted under the covenant described above under Section 4.07 hereof;

(h) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

(i) the guarantee by the Company or any of the Guarantors of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.09;

(j) the incurrence by the Company's Unrestricted Subsidiaries of Non-Recourse Debt; PROVIDED, HOWEVER, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company that was not permitted by this clause (j);

(k) the accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock shall not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this covenant; PROVIDED, in each such case, that the amount thereof is included in Fixed Charges of the Company as accrued; and

(l) the incurrence by the Company or its Restricted Subsidiaries of Indebtedness (in addition to Indebtedness permitted by any other clause of this paragraph) in an aggregate principal amount, including all Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (l) in a Permitted Refinancing, not to exceed the sum of $25.0 million at any time outstanding.

            Notwithstanding anything to the contrary, the Company shall not incur any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Company unless such Indebtedness is also contractually subordinated in right of payment to the Notes on substantially identical terms; PROVIDED, HOWEVER, that no Indebtedness of the Company shall be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Company solely by virtue of being unsecured.

            For purposes of determining compliance with this Section 4.09, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (l) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company shall be permitted to classify such item of Indebtedness on the date of its incurrence, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant.

SECTION 4.10      ASSET SALES.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, conduct an Asset Sale unless (a) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of; (b) such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee no later than immediately prior to the consummation of such proposed Asset Sale with respect to any Asset Sale involving aggregate payments in excess of $2.0 million; and (c) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash. For purposes of this provision, each of the following shall be deemed to be cash (i) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto), of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes or any Note Guarantee) that are assumed by the transferee of any such assets; and (ii) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received).

            Within 180 days after any Asset Sale, the Company may apply the Net Proceeds from such Asset Sale to either (a) permanently reduce Senior Indebtedness; or (b) make an investment in another business, make a capital expenditure or acquire other long-term tangible assets, in each case, in the same or a similar line of business as the Company or any Restricted Subsidiary was engaged in on the date of this Indenture. Pending the final application of any such Net Proceeds, the Company may temporarily reduce Senior Bank Indebtedness or otherwise invest such Net Proceeds in Cash Equivalents.

            Any Net Proceeds from the Asset Sale that are not applied or invested as provided in the preceding paragraph shall constitute "Excess Proceeds." If the aggregate amount of Excess Proceeds exceeds $5.0 million, upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture, the Company shall make an Asset Sale Offer to all Holders of Notes and all holders of other Indebtedness that is PARI PASSU with the Notes containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other PARI PASSU Indebtedness, that is in an integral multiple of $1,000, that may be purchased out of the Excess Proceeds, if any, remaining upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture. The offer price in any Asset Sale Offer shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and shall be payable in cash. If the aggregate amount of Notes and such other PARI PASSU Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Notes and such other PARI PASSU Indebtedness surrendered by Holders into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other PARI PASSU Indebtedness to be purchased in the manner described in
Section 3.02 hereof. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero.

            The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Asset Sale provisions of this Indenture by virtue of such conflict.

SECTION 4.11      TRANSACTIONS WITH AFFILIATES.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a Person who was not an Affiliate; and (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments in excess of $2.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section 4.11 and that such Affiliate Transaction is approved by a majority of the Board of Directors; and (ii) with respect to any Affiliate Transaction involving aggregate payments in excess of $5.0 million, an opinion as to the fairness to the Holders from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

            The following items shall not be deemed to be Affiliate Transactions and, therefore, shall not be subject to the provisions of the prior paragraph:
(a) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary; (b) transactions between or among Holding, the Company and/or its Restricted Subsidiaries; (c) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company; (d) Restricted Payments that are permitted by Section 4.07 hereof; and (e) the payment of annual fees and expenses to First Atlantic PROVIDED that such payment is permitted by Section 4.07 hereof.

SECTION 4.12      LIENS.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien of any kind securing Indebtedness or trade payables on any asset now owned or hereafter acquired, except Permitted Liens.

SECTION 4.13      ADDITIONAL NOTE GUARANTEES.

            If the Company or any of its Subsidiaries transfers or causes to be transferred, in one or a series of related transactions, other than a transaction or series of related transactions constituting a Restricted Payment permitted by Section 4.07 hereof; any assets, businesses, divisions, real property or equipment having a book value in excess of $1.0 million to any Subsidiary that is not a Guarantor or if the Company or any of its Subsidiaries shall acquire another Domestic Restricted Subsidiary having (a) total assets with a book value in excess of $1.0 million or (b) Consolidated Cash Flow in excess of $1.0 million, then such transferee or acquired Subsidiary (if other than a Subsidiary that has been properly designated as an Unrestricted Subsidiary in accordance with the terms of this Indenture) shall execute a Note Guarantee and deliver an Opinion of Counsel as to the enforceability of such

Note Guarantee, in accordance with the terms of this Indenture.

SECTION 4.14      CORPORATE EXISTENCE.

            Subject to Article 5 and Article 10 hereof, as the case may be, the Company and each of the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect (a) its corporate existence, and the corporate, partnership or other existence of each of their Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company, any such Guarantor or any such Subsidiary, as the case may be, and (b) the rights (charter and statutory), licenses and franchises of the Company, the Guarantors and their respective Subsidiaries; PROVIDED, HOWEVER, that the Company and the Guarantors shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of their respective Subsidiaries, if the Board of Directors of Holding shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Guarantors and their Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.15      OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

(a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's Notes pursuant to the offer described below (the "CHANGE OF CONTROL OFFER") at an offer price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of purchase. Within 10 days following any Change of Control, the Company shall mail a notice to each Holder stating (i) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Notes tendered shall be accepted for payment; (ii) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 60 days from the date the notice is mailed (the "CHANGE OF CONTROL PAYMENT DATE"); (iii) that any Note not tendered shall continue to accrue interest; (iv) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (v) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

            The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes in connection with a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of such conflict.

     (b) On the Change of Control Payment Date, the Company shall, to the extent lawful (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof tendered to the Company.

            The Paying Agent shall promptly mail to each Holder of Notes so accepted the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; PROVIDED that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof.

            Prior to making the Change of Control Payment, but in any event within 90 days following a Change of Control, the Company shall either repay all outstanding Designated Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing outstanding Designated Senior Indebtedness to permit the repurchase of Notes required by this Section 4.15. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

SECTION 4.16      NO SENIOR SUBORDINATED INDEBTEDNESS.

            The Company shall not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness of the Company and senior in any respect in right of payment to the Notes. No Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to its Senior Indebtedness and senior in any respect in right of payment to its Note Guarantee.

SECTION 4.17      DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES

            The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated shall be deemed to be an Investment made as of the time of such designation and shall reduce the amount available for Restricted Payments under the first paragraph of Section 4.07 hereof or Permitted Investments, as applicable. That designation shall only be permitted if such Restricted Payment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default. Upon the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the Company shall notify the Trustee.

                                    ARTICLE 5
                                   SUCCESSORS

SECTION 5.01      MERGER, CONSOLIDATION OR SALE OF ASSETS.

            The Company shall not (a) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (b) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless (i) the Company is the surviving corporation; or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company pursuant to agreements reasonably satisfactory to the Trustee, under the Notes, this Indenture and the Registration Rights Agreement; (iii) immediately after such transaction no Default or Event of Default exists; and (iv) the Company or any Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made shall, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof.

SECTION 5.02      SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company or the Company and its Subsidiaries on a consolidated basis in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "COMPANY" or the "GUARANTOR," as the case may be, shall refer instead to the successor corporation and not to the Company or the Guarantor, as the case may be), and may exercise every right and power of the Company or the Guarantors, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or Guarantor, as the case may be, herein; PROVIDED, HOWEVER, that the predecessor Company and the predecessor Subsidiaries that are Guarantors shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

            The Trustee shall, at the written request of the Company and the Holders, authenticate and deliver new Notes representing such successor pursuant to the terms of Section 2.02 hereof.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

SECTION 6.01      EVENTS OF DEFAULT.

            An "Event of Default" occurs if:

     (a) the Company or the Guarantors default in the payment when due of interest or Liquidated Damages, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 hereof, as the case may be) and such default continues for a period of 30 days;

     (b) the Company or the Guarantors default in the payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 hereof, as the case may be) when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

     (c) the Company fails to comply with any of the provisions of Section 4.07, 4.09, 4.10 or 4.15 hereof;

     (d) the Company or the Guarantors fail to observe or perform any other covenant, representation, warranty or other agreement in this Indenture or the Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes (including Additional Notes, if any) then outstanding;

     (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company, Holding or any of their respective Subsidiaries (or the payment of which is guaranteed by the Company, Holding or any of their respective Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness (a "PAYMENT DEFAULT") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $2.0 million or more;

     (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company, Holding or any of their respective Subsidiaries and such judgment or judgments remain unpaid or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, PROVIDED that the aggregate of all such undischarged judgments exceeds $2.0 million;

     (g) except as permitted by this Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or its successors or assigns), or any Person acting on behalf of such Guarantor (or its successors or assigns), shall deny or disaffirm its obligations or shall fail to comply with any obligations under its Note Guarantee.

     (h) the Company, any Guarantor or any of their respective Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

          (i) commences a voluntary case,

          (ii) consents to the entry of an order for relief against it in an involuntary case,

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
          (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

          (iv) makes a general assignment for the benefit of its creditors, or

          (v) generally is not paying its debts as they become due; or

     (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i) is for relief against the Company, any Guarantor or any of their respective Subsidiaries in an involuntary case;

          (ii) appoints a Custodian of the Company, any Guarantor or any of their respective Subsidiaries or for all or substantially all of the property of the Company, any Guarantor or any of their respective Subsidiaries; or

          (iii) orders the liquidation of the Company, any Guarantor or any of their respective Subsidiaries and the order or decree remains unstayed and in effect for 60 consecutive days.

SECTION 6.02      ACCELERATION.

            If any Event of Default (other than an Event of Default specified in clause (h) or (i) of Section 6.01 hereof with respect to the Company, Holding or any of their respective Subsidiaries) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes (including Additional Notes, if any) may declare all the Notes to be due and payable immediately; PROVIDED, HOWEVER, that if any Indebtedness is outstanding pursuant to the Credit Facility, upon a declaration of acceleration, the principal and interest on the Notes shall be payable, upon the earlier of (i) the day which is five Business Days after notice of acceleration is given to the Company and the lender under the Credit Facility or (ii) the date of acceleration of the Indebtedness under the Credit Facility. Notwithstanding the foregoing, if an Event of Default specified in clause (h) or (i) of Section 6.01 hereof occurs with respect to the Company, Holding or any of their respective Subsidiaries, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of not less than a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any) by written notice to the Trustee may on behalf of all of the Holders of the Notes and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest, premium or Liquidated Damages that has become due solely because of the acceleration) have been cured or waived.

            If an Event of Default occurs on or after July 15, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.07 hereof, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default occurs prior to July 15, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to such date, then, upon acceleration of the Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on July 15 of the years set forth below, as set forth below

(expressed as a percentage of the principal amount of the Notes on the date of payment that would otherwise be due but for the provisions of this Indenture):

            YEAR                                      PERCENTAGE
            1999  .  . . . . . . . . . . . . . . . .   112.932%
            2000  .  . . . . . . . . . . . . . . . .   111.099%
            2001  .  . . . . . . . . . . . . . . . .   109.166%
            2002  .  . . . . . . . . . . . . . . . .   107.333%

SECTION 6.03      OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium and Liquidated Damages, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture, including, but not limited to, notifying the Guarantors pursuant to the terms hereof and the Note Guarantees.

            All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.04      WAIVER OF PAST DEFAULTS.

            Holders of not less than a majority in aggregate principal amount of the Notes then outstanding (including Additional Notes, if any) by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, any Note held by a non-consenting Holder (including in connection with an offer to purchase) (PROVIDED, HOWEVER, that the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any) may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05      CONTROL BY MAJORITY.

            Holders of not less than a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.06      LIMITATION ON SUITS.

            A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

     (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least 25% in principal amount of the then outstanding Notes (including Additional Notes, if any) make a written request to the Trustee to pursue the remedy;

     (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense reasonably anticipated by the Trustee in complying with such request;

     (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) do not give the Trustee a direction inconsistent with the request.

     A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07      RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

SECTION 6.08      COLLECTION SUIT BY TRUSTEE.

            If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09      TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes, including the Guarantors), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or securities or other property payable or deliverable upon the exchange of the Notes or upon any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10      PRIORITIES.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            FIRST: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

            SECOND: to the holders of Senior Indebtedness of the Company or the Guarantors, as the case may be, to the extent required by Article 10 or Article 11 hereof, as applicable;

            THIRD: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Liquidated Damages, if any, and interest, respectively; and

            FOURTH: to the Company or to such party as a court of competent jurisdiction shall direct.

            The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11      UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes (including Additional Notes, if any) .

                                    ARTICLE 7
                                     TRUSTEE

SECTION 7.01      DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section 7.01.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02      RIGHTS OF TRUSTEE.

     (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice and during normal business hours, to examine the books, records and premises of the Company, personally or by agent or attorney so long as such examination does not interfere with the Company's business.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that in the reasonable discretion of the Trustee, might be incurred by it in compliance with such request or direction.

SECTION 7.03      INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or any Affiliate of the Company or the Guarantors with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04      TRUSTEE'S DISCLAIMER.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05      NOTICE OF DEFAULTS.

            If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium and Liquidated Damages, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06      REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

            Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the tweLVE months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports aS required by TIA ss. 313(c).

            A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the TrusteE when the Notes are listed on any stock exchange.

SECTION 7.07      COMPENSATION AND INDEMNITY.

            The Company and the Guarantors shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

            The Company and the Guarantors shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company and the Guarantors (including this Section 7.07) and defending itself against any claim (whether asserted by the Company, any Guarantor or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company and the Guarantors of their obligations hereunder. The Company and the Guarantors shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel. The Company and the Guarantors need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

            The obligations of the Company and the Guarantors under this Section
7.07 shall survive the satisfaction and discharge of this Indenture.

            To secure the Company's and the Guarantors' payment obligations in this Section 7.07, the Trustee shall have, and the Company does hereby grant, assign and convey to the Trustee, to the benefit of the Holders, a security interest in and a Lien on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

            The Trustee's right to receive payment of any amounts due under this
Section 7.07 shall not be subordinate to any other liability or indebtedness of the Company (even though the Notes may be subordinated) and the payments of principal and interest on the Notes shall be subordinate to the Trustee's right to receive such payment.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(h) or (i) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

            The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extenT applicable.

SECTION 7.08      REPLACEMENT OF TRUSTEE.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

     (a) the Trustee fails to comply with Section 7.10 hereof;

     (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (c) a Custodian or public officer takes charge of the Trustee or its property; or

     (d) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, any Guarantor, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes (including Additional Notes, if any) may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with
Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, PROVIDED all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's and the Guarantors' obligations under
Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09      SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10      ELIGIBILITY; DISQUALIFICATION.

            There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA ss.ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

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SECTION 7.11      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

            The Trustee is subject to TIA ss. 311(a), excluding any creditor relationshiP listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01      OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

            The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate delivered to the Trustee, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to the outstanding Notes and the Note Guarantees upon compliance with the conditions set forth below in this Article Eight.

SECTION 8.02      LEGAL DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes and Note Guarantees on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes and the Note Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section
8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium and Liquidated Damages, if any, and interest on such Notes when such payments are due, (b) the Company's and the Guarantors' obligations with respect to such Notes under Article 2 and Section 4.02 hereof,
(c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantors' obligations in connection therewith and
(d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03      COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from their obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15 and 4.16 hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes and the Note Guarantees shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose,

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Covenant Defeasance means that, with respect to the outstanding Notes, the
Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under
Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(e) through 6.01(f) hereof shall not constitute Events of Default.

SECTION 8.04      CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

            The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Notes:

            In order to exercise either Legal Defeasance or Covenant Defeasance:

     (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, of such principal or installment of principal of, premium, if any, interest or Liquidated Damages, if any, on the outstanding Notes;

     (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the Issuance Date, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

     (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default shall have occurred and be continuing either: (i) on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Notes pursuant to this Article Eight concurrently with such incurrence) or (ii) insofar as Sections 6.01(h) or 6.01(i) hereof is concerned, at any time in the period ending on the day on which all applicable preference periods have run;

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
     (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

     (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, assuming no intervening bankruptcy of the Company or any Guarantor between the date of deposit and the day on which all applicable preferences have run and assuming that no Holder is an "insider" of the Company under applicable bankruptcy law, after the day on which all applicable preferences have run, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

     (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company or the Guarantors or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or the Guarantors; and

     (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05 DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "TRUSTEE") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium and Liquidated Damages, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

            Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06      REPAYMENT TO COMPANY.

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            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium or Liquidated Damages, if any, or interest, if any, on any Note and remaining unclaimed for two years after such principal, premium or Liquidated Damages, if any, or interest, if any, have become due and payable shall be paid to the Company on its written request accompanied by an Officers' Certificate or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.07      REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
8.02 or 8.03 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company and the Guarantors make any payment of principal of, premium or Liquidated Damages, if any, or interest, if any, on any Note following the reinstatement of its obligations, the Company and the Guarantors shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01      WITHOUT CONSENT OF HOLDERS OF NOTES.

            Notwithstanding Section 9.02 of this Indenture, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

     (a) to cure any ambiguity, defect or inconsistency;

     (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

     (c) to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Notes in the case of a merger or consolidation pursuant to Article Five or Article 10 hereof, as the case may be;

     (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes (including providing for additional Note Guarantees pursuant to SECTION 4.13 hereof) or that does not adversely affect the legal rights hereunder of any Holder of the Notes;

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
     (e) to provide for the issuance of Additional Notes in accordance with the provisions set forth herein; or

     (f) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

            Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
9.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02      WITH CONSENT OF HOLDERS OF NOTES.

            Except as provided below in this Section 9.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Notes with the consent of the Holders of at least a majority in principal amount of the Notes (including Additional Notes, if any) then outstanding (including consents obtained in connection with a tender offer or exchange offer for Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) voting as a single class (including consents obtained in connection with a tender offer or exchange offer for the Notes).

            Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

            It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes (including Additional Notes, if any) then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder of Notes):

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
     (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes;

     (c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

     (d) waive a Default or Event of Default in the payment of principal of, or premium, if any, interest or Liquidated Damages, if any, on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any) and a waiver of the payment default that resulted from such acceleration);

     (e) make any Note payable in money other than that stated in the Notes;

     (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or premium or Liquidated Damages, if any, or interest on the Notes;

     (g) waive a redemption payment with respect to any Note;

     (h) make any change to the subordination provisions of Article 10 or
Article 11 hereof that adversely affects Holders;

     (i) except pursuant to Article 8 and Article 10 hereof, release any Guarantor from its obligations under its Note Guarantee, or change any Note Guarantee in any manner that would adversely affect Holders; or

     (j) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

SECTION 9.03      COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or a supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04      REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05      NOTATION ON OR EXCHANGE OF NOTES.

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
            The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes (accompanied by a notation of the Note Guarantee duly endorsed by the Guarantors) that reflect the amendment, supplement or waiver.

            Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06      TRUSTEE TO SIGN AMENDMENTS, ETC.

            The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company and the Guarantors may not sign an amendment or supplemental Indenture until the Board of Directors of the Company approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10
                                 NOTE GUARANTEES

SECTION 10.01     NOTE GUARANTEE.

            The Guarantors and each Restricted Subsidiary of the Company which in accordance with Section 4.13 hereof is required to guarantee the obligations of the Company under the Notes upon execution of a counterpart of this Indenture, hereby jointly and severally unconditionally guarantees (each such guarantee, a "NOTE GUARANTEE") to each Holder of a Note authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture, the Notes or the obligations of the Company under this Indenture or the Notes, that: (a) the principal of, interest and Liquidated Damages, if any, on the Notes will be paid in full when due, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under this Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Notes; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor will be obligated to pay the same whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.02 hereof. Each Guarantor agrees that this is a guarantee of payment not a guarantee of collection.

            Each Guarantor hereby agrees that its obligations with regard to this Note Guarantee shall be joint and several, unconditional, irrespective of the validity or enforceability of the Notes or the obligations of the Company under this Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Company or any other obligor with respect to this Indenture, the Notes or the obligations of the Company under this Indenture or the Notes, any action to enforce the same or any other circumstances (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor further, to the extent permitted by law, waives and relinquishes all claims, rights and remedies accorded by applicable law to guarantors


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and agrees not to assert or take advantage of any such claims, rights or remedies, including but not limited to: (a) any right to require the Trustee, the Holders or the Company (each, a "BENEFITED PARTY") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any Benefited Party's power before proceeding against such Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any Indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person; (d) demand, protest and notice of any kind including but not limited to notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or non-action on the part of such Guarantor, the Company, any Benefited Party, any creditor of such Guarantor, the Company or on the part of any other Person whomsoever in connection with any Indebtedness or obligations hereby guaranteed; (e) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against such Guarantor for reimbursement; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any defense arising because of a Benefited Party's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 111l(b)(2) of the Federal Bankruptcy Code; or (h) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code. Each Guarantor hereby covenants that its Note Guarantee will not be discharged except by complete performance of the obligations contained in its Note Guarantee and this Indenture.

            If any Holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian, trustee, or similar official acting in relation to either the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the applicable Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

            Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Section 6.02 hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company or any other obligor on the Notes of the obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of those obligations as provided in Section 6.02 hereof, those obligations (whether or not due and payable) will forthwith become due and payable by such Guarantor for the purpose of this Note Guarantee.

SECTION 10.02     SUBORDINATION.

            Each Guarantor, the Trustee, and each Holder by accepting a Note agrees, that the obligations of such Guarantor hereunder shall be subordinated in right of payment to the prior payment in full of all Obligations of every type whatsoever, contingent or otherwise due in respect of Senior Indebtedness of such Guarantor and of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed). The subordination provisions of this Article 10 are made for the benefit of the holders of all Senior Indebtedness (whether outstanding on the date hereof or issued hereafter) of each Guarantor, such holders of Senior Indebtedness of each Guarantor are made obligees


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under this Article 10 and such holders of Senior Indebtedness of each Guarantor or any of them may enforce the provisions of this Article 10. Holders of Senior Indebtedness of each Guarantor are third party beneficiaries of this Article 10 and no amendment thereof shall be effected without the prior written consent of the holders of a majority of the outstanding principal amount of Senior Indebtedness of each Guarantor.

SECTION 10.03     LIQUIDATION; DISSOLUTION; BANKRUPTCY.

            Upon any distribution to creditors of any Guarantor in a liquidation or dissolution of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property, in an assignment for the benefit of creditors or any marshaling of such Guarantor's assets and liabilities:

          (1) holders of Senior Indebtedness of such Guarantor shall be entitled to receive payment in full of all Obligations due in respect of such Senior Indebtedness of such Guarantor (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness of such Guarantor, whether or not such interest was an allowed claim) before the Trustee or any Holder shall be entitled to receive any payment from the Guarantor under or pursuant to this Note Guarantee with respect to the Notes (except that Holders of Notes may receive and retain Permitted Junior Securities and payments from the trust described in Article Eight hereof); and

          (2) until all Obligations with respect to Senior Indebtedness of such Guarantor (as provided in subsection (1) above) are paid in full, any distribution to which the Trustee or any Holder would be entitled but for this Article shall be made upon the proper written request of the holders of Senior Indebtedness of such Guarantor, to holders of Senior Indebtedness of such Guarantor or their proper Representative.

SECTION 10.04     DEFAULT ON DESIGNATED SENIOR INDEBTEDNESS OF THE GUARANTOR.

            No Guarantor shall make any payment or distribution to the Trustee or any Holder upon or in respect of its Note Guarantee or the Notes, or any Obligation with respect thereto, and no Guarantor shall acquire from the Trustee or any Holder any Notes for cash or property (other than Permitted Junior Securities and payments from the trust described in Article Eight hereof) until all principal and other Obligations with respect to the Senior Indebtedness of such Guarantor have been paid in full if:

          (a) a default in the payment when due, whether upon acceleration or otherwise, of the principal, premium, if any, or interest on any Senior Indebtedness of such Guarantor occurs and is continuing; or

          (b) any other default on any series or Designated Senior Indebtedness of such Guarantor occurs and is continuing and the Trustee receives a notice of the default from such Guarantor, or the holders of any such Designated Senior Indebtedness of such Guarantor, stating that such Guarantor or holders are invoking a payment blockage under this Section 10.04(b) (a "GUARANTOR PAYMENT BLOCKAGE NOTICE"). If the Trustee receives any such notice, a subsequent notice received within 365 days thereafter shall not be effective for purposes of this Section.

            Each Guarantor may and shall resume payments on and distributions in respect of its Note Guarantee, the Notes and all Obligations with respect thereto, and may acquire such Notes, Obligations for value when:

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

     (a) in the case of a payment default as described in (i) above, upon the date on which such default is cured or waived, and

     (b) in the case of a nonpayment default as described in (ii) above, on the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which a Guarantor Payment Blockage Notice is received if the maturity of such Designated Senior Indebtedness of such Guarantor has not been accelerated, and this Article otherwise permits the payment at the time of such payment.

SECTION 10.05     ACCELERATION OF NOTES.

            If payment of the Notes is accelerated because of an Event of Default, each Guarantor shall promptly notify each Representative of holders of Senior Indebtedness of such Guarantor of the acceleration.

SECTION 10.06     WHEN DISTRIBUTION MUST BE PAID OVER.

            In the event that the Trustee or any Holder receives from a Guarantor any payment of any Obligations with respect to the Notes or any other Obligation guaranteed hereby at a time when the Trustee or such Holder has actual knowledge that such payment is prohibited by Section 10.03 or Section
10.04 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness of such Guarantor as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of such Guarantor may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness of such Guarantor remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of such Guarantor.

            If a distribution is made to the Trustee or any Holder that because of this Article 10 should not have been made to it at a time when the Trustee or such Holder has actual knowledge that such distribution should not have been made to it, the Trustee or such Holder who receives the distribution shall hold it in trust for the benefit of, and, upon written request, pay it over to, the holders of Senior Indebtedness of such Guarantor as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of such Guarantor may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness of such Guarantor remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of such Guarantor.

            With respect to any Guarantor, with respect to the holders of Senior Indebtedness of such Guarantor, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this
Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of such Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of such Guarantor, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness of such Guarantor shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

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SECTION 10.07     NOTICE BY A GUARANTOR.

            Each Guarantor shall promptly notify the Trustee and the Paying Agent of any facts known to such Guarantor that would cause a payment of any Obligations with respect to the Notes or its Note Guarantee to violate this Article, but failure to give such notice shall not affect the subordination of its Note Guarantee or of the Notes to the Senior Indebtedness of such Guarantor as provided in this Article.

SECTION 10.08     SUBROGATION.

            With respect to any Guarantor, after all Senior Indebtedness of such Guarantor is paid in full and until the Notes are paid in full, Holders shall, without duplication, be subrogated to the rights of holders of Senior Indebtedness of such Guarantor to receive distributions applicable to Senior Indebtedness of such Guarantor to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness of such Guarantor. A distribution made under this Article to holders of Senior Indebtedness of such Guarantor that otherwise would have been made to Holders is not, as between such Guarantor and Holders, a payment by the Company on the Senior Indebtedness of such Guarantor.

SECTION 10.09     RELATIVE RIGHTS.

            This Article defines the relative rights of Holders and holders of Senior Indebtedness of such Guarantor. Nothing in this Indenture shall:

                    (1) impair, as between such Guarantor and the Holders, the obligation of such Guarantor, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

                    (2) affect the relative rights of Holders and creditors of such Guarantor other than their rights in relation to holders of Senior Indebtedness of such Guarantor; or

                    (3) prevent the Trustee or any Holder from exercising its
               available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness of such Guarantor set forth herein to receive distributions and payments otherwise payable to Holders.

SECTION 10.10     SUBORDINATION MAY NOT BE IMPAIRED BY ANY GUARANTOR.

            With respect to any Guarantor, no right of any holder of Senior Indebtedness of such Guarantor to enforce the subordination of the Note Guarantee shall be impaired by any act or failure to act by such Guarantor or any Holder or by failure of such Guarantor or any Holder to comply with this Indenture.

SECTION 10.11     DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

            With respect to any Guarantor, whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of such Guarantor, the distribution may be made and the notice given to their Representative.

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            Upon any payment or distribution of assets referred to in this
Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.12     RIGHTS OF TRUSTEE AND PAYING AGENT.

            Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Note Guarantee to violate this Article. Only a Guarantor, the holder of any Senior Indebtedness of such Guarantor, or the Representative of holders of Senior Indebtedness of such Guarantor may give the notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

            With respect to any Guarantor, the Trustee in its individual or any other capacity may hold Senior Indebtedness of such Guarantor with the same rights it would have if it were not Trustee.

SECTION 10.13     AUTHORIZATION TO EFFECT SUBORDINATION.

            Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 10, and appoints the Trustee the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding relative to any Guarantor referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the holders (or their Representative) of Senior Indebtedness of each Guarantor are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 10.14     LIMITATION OF GUARANTOR'S LIABILITY.

            Each Guarantor and by its acceptance hereof, each beneficiary hereof, hereby confirms that it is its intention that the Note Guarantee by such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Note Guarantee. To effectuate the foregoing intention, each such Person hereby irrevocably agrees that the obligation of such Guarantor under its Note Guarantee under this Article 10 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 10, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent conveyance. Each beneficiary under the Note Guarantees, by accepting the benefits hereof, confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or any Guarantor in which concurrent claims

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are made upon such Guarantor hereunder, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims.

SECTION 10.15     EXECUTION AND DELIVERY OF NOTE GUARANTEE.

            To evidence its Note Guarantee set forth in Section 10.01 hereof, each Guarantor hereby agrees that this Indenture shall be executed on behalf of each Guarantor by its President or one of its Vice Presidents and that the notation on each Note relating to the Note Guarantee shall be executed on behalf of each Guarantor by an Officer.

SECTION 10.16     GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

     (a) No Guarantor shall sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person, other than the Company or another Guarantor unless (i) subject to the provisions of the following paragraph and Section 10.17 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under its Note Guarantee and this Indenture, (ii) immediately after giving effect to such transaction, no Default or Event of Default exists, and (iii) in the case of any Guarantor other than Holding, the person acquiring the property in such sale or disposition or the Person formed by or surviving any such consolidation or merger will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note Guarantee in this Indenture and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

            Notwithstanding the foregoing, (a) a Guarantor may consolidate with or merge with or into the Company, PROVIDED, that the surviving corporation (if other than the Company) shall expressly assume by supplemental indenture complying with the requirements of this Indenture, the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company and (b) a Guarantor may consolidate with or merge with or into any other Guarantor.

SECTION 10.17     RELEASES OF NOTE GUARANTEE.

            The Note Guarantee of a Guarantor shall be released: (a) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (other than Holding), by way of merger, consolidation or otherwise, to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, if the Company applies the Net Proceeds of that sale or other disposition in accordance with Section 3.09 and
4.10 hereof; (b) in connection with the sale or other disposition of all of the Capital Stock of any Guarantor to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, if the Company applies the Net Proceeds

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
of that sale or other disposition in accordance with Section 3.09 and 4.10 hereof; or (c) if the Company properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with Section 4.17 hereof.

                                   ARTICLE 11
                                  SUBORDINATION

SECTION 11.01     SUBORDINATION.

            The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by the Notes shall be subordinated in right of payment to the prior payment in full of all Obligations of every type whatsoever, contingent or otherwise due in respect of Senior Indebtedness of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed). The subordination provisions of this Article 11 are made for the benefit of the holders of all Senior Indebtedness (whether outstanding on the date hereof or issued hereafter) of the Company, such holders of Senior Indebtedness of the Company are made obligees under this Article 11 and such holders of Senior Indebtedness of the Company or any of them may enforce the provisions of this Article 11. Holders of Senior Indebtedness of the Company are third party beneficiaries of this Article 11 and no amendment hereof shall be effected without the prior written consent of the holders of a majority of the outstanding principal amount of Senior Indebtedness of the Company.

SECTION 11.02     LIQUIDATION; DISSOLUTION; BANKRUPTCY.

            Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

                    (1) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of all Obligations due in respect of such Senior Indebtedness of the Company (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness of the Company, whether or not such interest was an allowed claim) before the Holders shall be entitled to receive any payment with respect to the Notes (except that Holders of Notes may receive and retain Permitted Junior Securities and payments made from the trust described in Article Eight hereof); and

                    (2) until all Obligations with respect to Senior
               Indebtedness of the Company (as provided in subsection (1) above) are paid in full, any distribution to which Holders would be entitled but for this Article shall be made; upon the proper written request of the holders of Senior Indebtedness of the Company, to holders of Senior Indebtedness of the Company or their proper Representative (except that Holders of Notes may receive and retain Permitted Junior Securities and payments made from the trust described in Article Eight hereof).

SECTION 11.03     DEFAULT ON SENIOR INDEBTEDNESS.

            The Company may not make any payment or distribution to the Trustee or any Holder upon or in respect of the Notes, or any Obligation with respect thereto, and may not acquire from the

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Trustee or any Holder any Notes for cash or property (other than Permitted
Junior Securities and payments from the trust described in Article Eight hereof) until all principal and other Obligations with respect to the Senior Indebtedness of the Company have been paid in full if:

     (a) a default in the payment when due, whether upon acceleration or otherwise, of the principal, premium, if any, or interest on any Senior Indebtedness of the Company occurs and is continuing; or

     (b) any other default on any series of Designated Senior Indebtedness of the Company occurs and is continuing and the Trustee receives a notice of such default from the Company, or from, or on behalf of, the holders of any such Designated Senior Indebtedness of the Company, stating that it is or such holders are invoking a payment blockage under this Section 11.03(b) (a "PAYMENT BLOCKAGE NOTICE"). If the Trustee receives any such notice, a subsequent notice received within 365 days thereafter shall not be effective for purposes of this Section.

            The Company may and shall resume payments on and distributions in respect of the Notes, and all Obligations with respect thereto, and may acquire them when:

     (a) in the case of a payment default as described in (i) above, upon the date on which such default is cured or waived, and

     (b) in the case of a nonpayment default as described in (ii) above, on the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any such Designated Senior Indebtedness of the Company has been accelerated, and this Article otherwise permits the payment at the time of such payment.

SECTION 11.04     ACCELERATION OF NOTES.

            If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify each Representative of holders of Senior Indebtedness of the Company of the acceleration.

SECTION 11.05     WHEN DISTRIBUTION MUST BE PAID OVER.

            In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Notes at a time when the Trustee or such Holder has actual knowledge that such payment is prohibited by Section 11.02 or
Section 11.03 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness of the Company as their interests may appear, or their Representatives under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Company may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

            If a distribution is made to the Trustee or any Holder that because of this Article 11 should not have been made to it at a time when the Trustee or such Holder has actual knowledge that such distribution should not have been made to it, the Trustee or such Holder who receives the distribution shall hold it in trust for the benefit of, and, upon written request, pay it over to, the holders of

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Senior Indebtedness of the Company as their interests may appear, or their
Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Company may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

            With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 11 and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article 11, except if such payment is made as a result of negligent action, its own negligent failure to act or its own willful conduct or gross negligence of the Trustee.

SECTION 11.06     NOTICE BY COMPANY.

            The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness of the Company as provided in this Article.

SECTION 11.07     SUBROGATION.

            After all Senior Indebtedness of the Company is paid in full and until the Notes are paid in full, Holders shall, without duplication, be subrogated to the rights of holders of Senior Indebtedness of the Company to receive distributions applicable to Senior Indebtedness of the Company to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness of the Company. A distribution made under this Article to holders of Senior Indebtedness of the Company that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Indebtedness of the Company.

SECTION 11.08     RELATIVE RIGHTS.

            This Article defines the relative rights of Holders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

                         (1) impair, as between the Company and the Holders, the
                    obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

                         (2) affect the relative rights of Holders and creditors
                    of the Company other than their rights in relation to holders of Senior Indebtedness of the Company; or

                         (3) prevent the Trustee or any Holder from exercising
                    its available remedies upon a Default or Event of Default, subject to the rights of holders of

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
                    Senior Indebtedness of the Company set forth herein to receive distributions and payments otherwise payable to Holders.

            If the Company fails because of this Article to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 11.09     SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

            No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness with respect to the Notes shall be impaired by any act or failure to act by the Company or any Holder or by failure of the Company or any Holder to comply with this Indenture.

SECTION 11.10     DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

            Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the distribution may be made and the notice given to their Representative.

            Upon any payment or distribution of assets referred to in this
Article 11, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

SECTION 11.11     RIGHTS OF TRUSTEE AND PAYING AGENT.

            Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article. Only the Company, the holder of any Senior Indebtedness of the Company, or any Representative of holders of Senior Indebtedness of the Company may give the notice. Nothing in this Article 11 shall impair the claims of, or payments to, the Trustee under or pursuant to
Section 7.07 hereof.

            The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Company with the same rights it would have if it were not Trustee.

SECTION 11.12     AUTHORIZATION TO EFFECT SUBORDINATION.

            Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 11, and appoints the Trustee the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the holders (or their Representative) of Senior Indebtedness of the



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Company are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

                                   ARTICLE 12
                                  MISCELLANEOUS

SECTION 12.01     TRUST INDENTURE ACT CONTROLS.

            If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties shall control.

SECTION 12.02     NOTICES.

            Any notice or communication by the Company, the Guarantors or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

            If to the Company or any Guarantor:

                  Berry Plastics Corporation
                  101 Oakley Street
                  Evansville, Indiana 47710
                  Telecopier No.: (812) 421-9604
                  Attention:  Martin R.  Imbler

            With a copy to:

                  O'Sullivan Graev & Karabell, LLP
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Telecopier No.: (212) 408-2420
                  Attention:  Michael Joseph O'Brien, Esq.

            If to the Trustee:

                  United States Trust Company of New York
                  114 West 47th Street
                  New York, New York 10036-1532
                  Telecopier No.: (212) 852-1625
                  Attention:  Corporate Trust Administration

            The Company, the Guarantors or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt



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acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to thE extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company or any Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03     COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

            Holders may communicate pursuant to TIA ss. 312(b) with other Holders witH respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 12.04     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company or the Guarantors to the Trustee to take any action under this Indenture, the Company or the Guarantors shall furnish to the Trustee:

     (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

     (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05     STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

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
     (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 12.06     RULES BY TRUSTEE AND AGENTS.

            The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

            No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Note Guarantees, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note and the Note Guarantees waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Note Guarantees.

SECTION 12.08     GOVERNING LAW.

            THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES.

SECTION 12.09     CONSENT TO JURISDICTION.

            To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court or Federal court sitting in the borough of Manhattan in New York City in respect of any suit, action or proceeding arising out of or relating to the provisions of this Indenture and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each of the parties hereto waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 12.10     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.11     SUCCESSORS.

            All agreements of the Company and the Guarantors in this Indenture and the Notes and the Note Guarantees, as the case may be, shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.12     SEVERABILITY.

            In case any provision in this Indenture, or in the Notes or in the Note Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.13     COUNTERPART ORIGINALS.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.14     TABLE OF CONTENTS, HEADINGS, ETC.

            The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of July 6, 1999

                                      BERRY PLASTICS CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BPC  HOLDING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY PLASTICS ACQUISITION CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY IOWA CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY STERLING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY TRI-PLAS CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      AEROCON, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      PACKERWARE CORPORATION, a Kansas
                                      corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      PACKERWARE CORPORATION, a Delaware
                                      corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY PLASTICS DESIGN CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING MIDWEST, INC., an Ohio corporation


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      VENTURE PACKAGING MIDWEST, INC., a
                                      Delaware corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING SOUTHEAST, INC., a
                                      South Carolina corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING SOUTHEAST, INC., a
                                      Delaware corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      NIM HOLDINGS LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      NORWICH INJECTION MOULDERS LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      NORWICH ACQUISITION LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      KNIGHT PLASTICS, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      CPI HOLDING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      CARDINAL PACKAGING, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:

UNITED STATES TRUST COMPANY OF NEW YORK
   Trustee


By: ______________________________________
    Name:
    Title:

Dated as of July 6, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   EXHIBIT A-1
                                 (Face of Note)

                                                                           CUSIP

                 11% Series A Senior Subordinated Notes due 2007

No.1                                                                 $75,000,000

                           BERRY PLASTICS CORPORATION

promises to pay to CEDE & CO. or registered assigns,

the principal sum of Seventy Five Million Dollars ($75,000,000)

on July 15, 2007.

Interest Payment Dates: January 15 and July 15.

Record Dates: January 1 and  July 1.

                                     A-1-1

                                          Dated:  July 6, 1999

                                          BERRY PLASTICS CORPORATION

                                          By: _________________________________
                                             Name:
                                             Title:


                                          By: _________________________________
                                             Name:
                                             Title:

                                          (SEAL)

                                     A-1-2

This is one of the Notes
referred to in the
within-mentioned Indenture:

UNITED STATES TRUST COMPANY OF NEW YORK,

as Trustee

By:____________________________
   Authorized Signatory

                                     A-1-3

                               (Back of Security)

                 11% SERIES A SENIOR SUBORDINATED NOTE DUE 2007

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL INVESTOR" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO BERRY PLASTICS CORPORATION OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY OR
(G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

            Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

                                       A-1-4

            1. INTEREST. Berry Plastics Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

            The Company shall pay in cash interest on the principal amount of this Note at the rate per annum of 11% from January 15, 2000 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreements referred to below. The Company will pay interest and Liquidated Damages semi-annually on January 15 and July 15 of each year, or if any such day is not a Business Day (as defined in the Indenture), on the next succeeding Business Day (each an "Interest Payment Date"). The first Interest Payment Date shall be January 15, 2000.

            Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

            2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. The Company will pay principal, interest and Liquidated Damages in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, interest and Liquidated Damages by check payable in such money. It may mail an interest check to a Holder's registered address.

            3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any Guarantor (as defined below) may act in any such capacity.

            4. INDENTURE. The Company issued the Notes under an Indenture dated as of July 6, 1999 (the "Indenture") among the Company, the guarantors named therein (the "Guarantors") and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to ALL such terms, and Holders of the Notes are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. The Notes are unsecured general obligations of the Company unlimited in aggregate principal amount.

            5. OPTIONAL REDEMPTION. On or after July 15, 2003, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve month period beginning on July 15 of the years indicated below:

            YEAR                                      PERCENTAGE
            2003                                      105.500%
            2004                                      103.667%
            2005                                      101.833%
            2006 and thereafter                       100.000%

                                      A-1-5

            6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

            7. REDEMPTION OR REPURCHASE AT OPTION OF HOLDER. (a) If there is a Change of Control, the Company shall be required to offer to purchase all Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

            (b) When the aggregate amount of Excess Proceeds from Asset Sales exceeds $5 million, upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture, the Company shall be required to make an offer to all Holders of Notes and all holders of other Indebtedness that is PARI PASSU with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes (including any Additional Notes) and such other PARI PASSU Indebtedness that may be purchased out of the Excess Proceeds if any, remaining upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture at 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the aggregate principal amount of Notes and such other PARI PASSU Indebtedness surrendered by Holders into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Notes to be redeemed shall be selected pursuant to the terms of Section 3.02 of the Indenture (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased). To the extent that the aggregate amount of Notes (including any Additional Notes) and such other PARI PASSU Indebtedness tendered by Holders thereof is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. Holders of Notes which are the subject of an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

            8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed by first class mail at least 30 days but not more than 60 days before the purchase or redemption date to each Holder of Notes to be purchased or redeemed at its registered address. Notes may be purchased or redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be purchased or redeemed. On and after the purchase or redemption date, interest ceases to accrue on Notes or portions of them called for purchase or redemption.

            9. SUBORDINATION. The Notes are subordinated to Senior Indebtedness of the Company (whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed) and all Obligations with respect thereto. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination and authorizes the Trustee to give it effect.

            10. NOTE GUARANTEES. Payment of principal of, premium, if any, and interest (including interest on overdue principal, premium, if any, and interest, if lawful) on the Notes is unconditionally guaranteed by the Guarantors, on a senior subordinated basis, pursuant to Article 10 of the Indenture.

            11. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may


                                       A-1-6
require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for purchase or redemption. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be purchased or redeemed, during the period between a record date and the corresponding Interest Payment Date.

            12. PERSONS DEEMED OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent, the Company and the Guarantors may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent, the Company nor any Guarantor shall be affected by notice to the contrary. The registered holder of a Note shall be treated as its owner for all purposes.

           13. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) (including consents obtained in connection with a tender offer or exchange offer for Notes). Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's or any Guarantor's obligations to Holders in the case of a merger or consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders (including providing for additional Note Guarantees pursuant to Section 4.13 of the Indenture) or that does not adversely affect the legal rights under the Indenture of any Holder, to provide for the issuance of Additional Notes in accordance with the provisions of the Indenture or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

            14. DEFAULTS AND REMEDIES. Events of Default include: default by the Company or the Guarantors in the payment when due of interest or Liquidated Damages, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 of the Indenture, as the case may be) and such default continues for a period of 30 days; default by the Company or the Guarantors in the payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 of the Indenture, as the case may be) when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; failure by the Company to comply with Sections 4.07, 4.09, 4.10 or 4.15 of the Indenture; failure by the Company or the Guarantors to observe or perform any other covenant, representation, warranty or other agreement in the Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes (including Additional Notes, if any) then outstanding; default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company, Holding or any of their respective Subsidiaries (or the payment of which is guaranteed by the Company, Holding or any of their respective Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness (a "PAYMENT DEFAULT") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of


                                       A-1-7
any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $2.0 million or more; a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company, Holding or any of their respective Subsidiaries and such judgment or judgments remain unpaid or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, PROVIDED that the aggregate of all such undischarged judgments exceeds $2.0 million; except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or its successors or assigns), or any Person acting on behalf of such Guarantor (or its successors or assigns), shall deny or disaffirm its obligations or shall fail to comply with any obligations under its Note Guarantee; and certain events of bankruptcy or insolvency with respect to the Company, any Guarantor or any of their respective Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes (including Additional Notes, if any) may declare all the Notes to be due and payable immediately; PROVIDED, HOWEVER, that if any Indebtedness is outstanding pursuant to the Credit Facility, upon a declaration of acceleration, the principal and interest on the Notes shall be payable upon the earlier of (1) the day which is five Business Days after notice of acceleration is given to the Company and the lender under the Credit Facility or (2) the date of acceleration of the Indebtedness under the Credit Facility and except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, Holding or any of their respective Subsidiaries, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Company must furnish an annual compliance certificate to the Trustee.

            15. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantors or their respective Affiliates, and may otherwise deal with the Company the Guarantors or their respective Affiliates, as if it were not Trustee.

            16. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Note Guarantees, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note and the Note Guarantees waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Note Guarantees.

            17. AUTHENTICATION. Neither this Note nor any Note Guarantee shall be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


                                       A-1-8

            19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            20. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE NOTES AND THE NOTE GUARANTEES.

                                     A-1-9

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Request may be made to:

            Berry Plastics Corporation
            101 Oakley Street
            P.O.  Box 959
            Evansville, Indiana 47710-0959
            Attention:  Chief Financial Officer

                                     A-1-10

                                 Assignment Form


  To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax ID. no.)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.
________________________________________________________________________________

Date:______________________________

                                          Your Signature:______________________
                                          (Sign exactly as your name appears on
                                          the face of this Note)


Signature Guarantee.

                                     A-1-11

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 (upon the occurrence of an Asset Sale) or 4.15 (upon the occurrence of a Change of Control) of the Indenture, check the box below:

            [ ]   Section 4.10         [ ]  Section 4.15

            If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased: $_________


Date: ____________________    Your Signature:___________________________________
                                (Sign exactly as your name appears on the Note)


                              Tax Identification No.:  _________________________


Signature Guarantee.


                                     A-1-12

                      SCHEDULE OF EXCHANGES OF GLOBAL NOTE

            The following exchanges of a part of this Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Global Note, have been made:

                   Amount of       Amount of
                  decrease in     increase in   Principal Amount Signature of
                   Principal       Principal        of this       authorized
                    Amount          Amount        Global Note     officer of
                      of              of         following such   Trustee or
    DATE OF       THIS GLOBAL     THIS GLOBAL       decrease         Note
   EXCHANGE          NOTE            NOTE        (OR INCREASE)    CUSTODIAN

                                     A-1-13

                                   EXHIBIT A-2
                  (Face of Regulation S Temporary Global Note)

                                                                           CUSIP

                 11% Series A Senior Subordinated Notes due 2007

No.1                                                                $

                           BERRY PLASTICS CORPORATION

promises to pay to CEDE & CO. or registered assigns,

the principal sum of _______________ ($___________)

on July 15, 2007.

Interest Payment Dates: January 15 and July 15.

Record Dates: January 1 and  July 1.

                                     A-2-1

                                          Dated:  July 6, 1999

                                          BERRY PLASTICS CORPORATION

                                          By:__________________________________
                                             Name:
                                             Title:


                                          By:__________________________________
                                             Name:
                                             Title:

                                          (SEAL)

This is one of the Notes
referred to in the
within-mentioned Indenture:

UNITED STATES TRUST COMPANY OF NEW YORK,

as Trustee

By:____________________________
   Authorized Signatory

                  (Back of Regulation S Temporary Global Note)

                 11% SERIES A SENIOR SUBORDINATED NOTE DUE 2007

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL INVESTOR" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO BERRY PLASTICS CORPORATION OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY OR
(G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND

(IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

            Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

            21. INTEREST. Berry Plastics Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

            The Company shall pay in cash interest on the principal amount of this Note at the rate per annum of 11% from January 15, 2000 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreements referred to below. The Company will pay interest and Liquidated Damages semi-annually on January 15 and July 15 of each year, or if any such day is not a Business Day (as defined in the Indenture), on the next succeeding Business Day (each an "Interest Payment Date"). The first Interest Payment Date shall be January 15, 2000.

            Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

            Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Senior Subordinated Notes under the Indenture.

            22. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. The Company will pay principal, interest and Liquidated Damages in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, interest and Liquidated Damages by check payable in such money. It may mail an interest check to a Holder's registered address.

            23. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any Guarantor (as defined below) may act in any such capacity.

            24. INDENTURE. The Company issued the Notes under an Indenture dated as of July 6, 1999 (the "Indenture") among the Company, the guarantors named therein (the "Guarantors") and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to ALL such terms, and Holders of the Notes are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. The Notes are unsecured general obligations of the Company unlimited in aggregate principal amount.

            25. OPTIONAL REDEMPTION. On or after July 15, 2003, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve month period beginning on July 15 of the years indicated below:

            YEAR                                      PERCENTAGE
            2003                                      105.500%
            2004                                      103.667%
            2005                                      101.833%
            2006 and thereafter                       100.000%

            26. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

            27. REDEMPTION OR REPURCHASE AT OPTION OF HOLDER. (a) If there is a Change of Control, the Company shall be required to offer to purchase all Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

            (b) When the aggregate amount of Excess Proceeds from Asset Sales exceeds $5 million, upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture, the Company shall be required to make an offer to all Holders of Notes and all holders of other Indebtedness that is PARI PASSU with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes (including any Additional Notes) and such other PARI PASSU Indebtedness that may be purchased out of the Excess Proceeds if any, remaining upon completion of the Asset Sale Offers required under the 1994 Indenture and the 1998 Indenture at 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the aggregate principal amount of Notes and such other PARI PASSU Indebtedness surrendered by Holders into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Notes to be redeemed shall be selected pursuant to the terms of Section 3.02 of the Indenture (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased). To the extent that the aggregate amount of Notes (including any Additional Notes) and such other PARI PASSU Indebtedness tendered by Holders thereof is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. Holders of Notes which are the subject of an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

            28. NOTICE OF REDEMPTION. Notice of redemption shall be mailed by first class mail at least 30 days but not more than 60 days before the purchase or redemption date to each Holder of Notes to be purchased or redeemed at its registered address. Notes may be purchased or redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be purchased or redeemed. On and after the purchase or redemption date, interest ceases to accrue on Notes or portions of them called for purchase or redemption.

            29. SUBORDINATION. The Notes are subordinated to Senior Indebtedness of the Company (whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed) and all Obligations with respect thereto. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination and authorizes the Trustee to give it effect.

            30. NOTE GUARANTEES. Payment of principal of, premium, if any, and interest (including interest on overdue principal, premium, if any, and interest, if lawful) on the Notes is unconditionally guaranteed by the Guarantors, on a senior subordinated basis, pursuant to Article 10 of the Indenture.

            31. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for purchase or redemption. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be purchased or redeemed, during the period between a record date and the corresponding Interest Payment Date.

            This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

            32. PERSONS DEEMED OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent, the Company and the Guarantors may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent, the Company nor any Guarantor shall be affected by notice to the contrary. The registered holder of a Note shall be treated as its owner for all purposes.

            33. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) (including consents obtained in connection with a tender offer or exchange offer for Notes). Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's or any Guarantor's obligations to Holders in the case of a merger or consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders (including providing for additional Note Guarantees pursuant to Section 4.13 of the Indenture) or that does not adversely affect the legal rights under the Indenture of any Holder, to provide for the issuance of

Additional Notes in accordance with the provisions of the Indenture or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

            34. DEFAULTS AND REMEDIES. Events of Default include: default by the Company or the Guarantors in the payment when due of interest or Liquidated Damages, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 of the Indenture, as the case may be) and such default continues for a period of 30 days; default by the Company or the Guarantors in the payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 or Article 11 of the Indenture, as the case may be) when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; failure by the Company to comply with Sections 4.07, 4.09, 4.10 or 4.15 of the Indenture; failure by the Company or the Guarantors to observe or perform any other covenant, representation, warranty or other agreement in the Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes (including Additional Notes, if any) then outstanding; default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company, Holding or any of their respective Subsidiaries (or the payment of which is guaranteed by the Company, Holding or any of their respective Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness (a "PAYMENT DEFAULT") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $2.0 million or more; a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company, Holding or any of their respective Subsidiaries and such judgment or judgments remain unpaid or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, PROVIDED that the aggregate of all such undischarged judgments exceeds $2.0 million; except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or its successors or assigns), or any Person acting on behalf of such Guarantor (or its successors or assigns), shall deny or disaffirm its obligations or shall fail to comply with any obligations under its Note Guarantee; and certain events of bankruptcy or insolvency with respect to the Company, any Guarantor or any of their respective Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes (including Additional Notes, if any) may declare all the Notes to be due and payable immediately; PROVIDED, HOWEVER, that if any Indebtedness is outstanding pursuant to the Credit Facility, upon a declaration of acceleration, the principal and interest on the Notes shall be payable upon the earlier of (1) the day which is five Business Days after notice of acceleration is given to the Company and the lender under the Credit Facility or (2) the date of acceleration of the Indebtedness under the Credit Facility and except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, Holding or any of their respective Subsidiaries, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes (including Additional Notes, if any) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Company must furnish an annual compliance certificate to the Trustee.

            35. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantors or their respective Affiliates, and may otherwise deal with the Company the Guarantors or their respective Affiliates, as if it were not Trustee.

            36. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Note Guarantees, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note and the Note Guarantees waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Note Guarantees.

            37. AUTHENTICATION. Neither this Note nor any Note Guarantee shall be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            38. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            39. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            40. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE NOTES AND THE NOTE GUARANTEES.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Request may be made to:

            Berry Plastics Corporation
            101 Oakley Street
            P.O.  Box 959
            Evansville, Indiana 47710-0959
            Attention:  Chief Financial Officer

                                 Assignment Form


  To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax ID. no.)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.
________________________________________________________________________________

Date:______________________________

                                          Your Signature:______________________
                                          (Sign exactly as your name appears on
                                          the face of this Note)


Signature Guarantee.

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 (upon the occurrence of an Asset Sale) or 4.15 (upon the occurrence of a Change of Control) of the Indenture, check the box below:

            [ ]   Section 4.10         [ ]  Section 4.15

            If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased: $_________


Date: ____________________    Your Signature:___________________________________
                                (Sign exactly as your name appears on the Note)


                              Tax Identification No.:  _________________________


Signature Guarantee.
________________________________________________________________________________

                      SCHEDULE OF EXCHANGES OF GLOBAL NOTE

            The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:

                   Amount of       Amount of
                  decrease in     increase in   Principal Amount Signature of
                   Principal       Principal        of this       authorized
                    Amount          Amount        Global Note     officer of
                      of              of         following such   Trustee or
    DATE OF       THIS GLOBAL     THIS GLOBAL       decrease         Note
   EXCHANGE          NOTE            NOTE        (OR INCREASE)    CUSTODIAN

                         FORM OF CERTIFICATE OF TRANSFER

Berry Plastics Corporation
101 Oakley Street
Evansville, Indiana 47710

United States Trust Company of New York
114 West 47th Street
New York, New York  10036-1532


        Re: % Senior Subordinated Notes due 2007

            Reference is hereby made to the Indenture, dated as of July 6, 1999 (the "INDENTURE"), among Berry Plastics Corporation, as issuer (the "COMPANY"), the Guarantors named therein and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ___________________, (the "TRANSFEROR") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "TRANSFER"), to ___________________________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

            1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

            2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of

Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

            3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                             or

            (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                             or

            (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                             or

            (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

            4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

            (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

            (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

            (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                       _________________________________________
                                           [Insert Name of Transferor]


                                      By: ______________________________________
                                        Name:
__________________________              Title:
Dated:

                       ANNEX A TO CERTIFICATE OF TRANSFER

    1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

            (a)   [ ]   a beneficial interest in the:

                    (i) [ ] 144A Global Note (CUSIP ___________ ), or

                    (ii) [ ] Regulation S Global Note (CUSIP __________ ), or

                    (iii) [ ] IAI Global Note (CUSIP __________ ); or

            (b)   [ ]   a Restricted Definitive Note.


    2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]
            (a)   [ ]   a beneficial interest in the:

                    (i) [ ] 144A Global Note (CUSIP __________ ), or

                    (ii) [ ] Regulation S Global Note (CUSIP __________ ), or

                    (iii) [ ] IAI Global Note (CUSIP __________ ); or

                    (iv) [ ] Unrestricted Global Note (CUSIP __________ ); or

            (b)   [ ]   a Restricted Definitive Note; or

            (c)   [ ]   an Unrestricted Definitive Note,

            in accordance with the terms of the Indenture.

                                    EXHIBIT C
                         FORM OF CERTIFICATE OF EXCHANGE

Berry Plastics Corporation
101 Oakley Street
Evansville, Indiana  47710

United States Trust Company of New York
114 West 47th Street
New York, New York  10036-1532


            Re: 11% Senior Subordinated Notes due 2007

                                    (CUSIP ____________)

            Reference is hereby made to the Indenture, dated as of July 6, 1999 (the "INDENTURE"), among Berry Plastics Corporation, as issuer (the "COMPANY"), the Guarantors named therein and [UNITED STATES TRUST COMPANY OF NEW YORK], as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            __________________________, (the "OWNER") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

            1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

            (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

            (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

            (b) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] |_| 144A Global Note, |_| Regulation S Global Note, |_| IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                           _____________________________________
                                              [Insert Name of Transferor]

                                       By: _____________________________________
                                          Name:
                                          Title:
Dated: _____________________________

                                    EXHIBIT D
                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Berry Plastics Corporation
101 Oakley Street
Evansville, Indiana  47710

United States Trust Company of New York
114 West 47th Street
New York, New York  10036-1532



        Re: 11% Senior Subordinated Notes due 2007

            Reference is hereby made to the Indenture, dated as of July 6, 1999 (the "INDENTURE"), among Berry Plastics Corporation, as issuer (the "COMPANY"), the Guarantors named therein and United States Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $____________ aggregate principal amount of:

            (a)   [ ]   a beneficial interest in a Global Note, or

            (b)   [ ]   a Definitive Note,

            we confirm that:

            1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

            2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or
(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

            3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          _____________________________________
                                          [Insert Name of Accredited Investor]


                                      By: _____________________________________
                                        Name:
                                        Title:
Dated: _______________________

                                    EXHIBIT E
                                 NOTE GUARANTEE

            Each of the Guarantors and each Restricted Subsidiary of the Company which in accordance with Section 4.13 of the Indenture is required to guarantee the obligations of the Company under the Notes upon execution of a counterpart of this Indenture, has jointly and severally unconditionally guaranteed (i) the due and punctual payment of the principal of, interest and Liquidated Damages, if any, on the Notes, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and of interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Notes and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

            The obligations of each Guarantor to the Holder and to the Trustee pursuant to this Note Guarantee and the Indenture are as expressly set forth in
Article 10 of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Note Guarantee. The terms of Article 10 of the Indenture are incorporated herein by reference.

            This is a continuing guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

      This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

            Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                      BPC  HOLDING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY PLASTICS ACQUISITION CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY IOWA CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:



                                      BERRY STERLING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY TRI-PLAS CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      AEROCON, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      PACKERWARE CORPORATION, a Kansas
                                      corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      PACKERWARE CORPORATION, a Delaware
                                      corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      BERRY PLASTICS DESIGN CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING MIDWEST, INC., an
                                      Ohio corporation


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      VENTURE PACKAGING MIDWEST, INC., a
                                      Delaware corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING SOUTHEAST, INC., a
                                      South Carolina corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      VENTURE PACKAGING SOUTHEAST, INC., a
                                      Delaware corporation


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      NIM HOLDINGS LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      NORWICH INJECTION MOULDERS LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      NORWICH ACQUISITION LIMITED


                                      By: _____________________________________
                                        Name:
                                        Title:

                                      KNIGHT PLASTICS, INC.


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      CPI HOLDING CORPORATION


                                      By: _____________________________________
                                        Name:
                                        Title:


                                      CARDINAL PACKAGING, INC.


                                      By: _____________________________________
                                        Name:
                                        Title: